UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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Strategic Hotels & Resorts, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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200 W. Madison Street

Suite 1700

Chicago, Illinois 60606

April 15, 2008

Dear Shareholders:

You are cordially invited to attend the 2008 annual meeting of shareholders of Strategic Hotels & Resorts, Inc., which will be held at 10:00 a.m., Central Time, on Thursday, May 22, 2008, at the Fairmont Chicago Hotel, 200 N. Columbus Drive, Chicago, Illinois 60611. At the annual meeting, shareholders will be asked to elect directors, approve an amendment and restatement of our 2004 Incentive Plan, ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2008 and act upon such other business as may properly come before the meeting, all as described in the attached notice of annual meeting of shareholders and proxy statement.

It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete, date, sign and return your proxy card in the enclosed prepaid envelope or authorize your proxy electronically or telephonically as promptly as possible so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

Sincerely,

/s/ William A. Prezant
William A. Prezant
Chairman of the Board

200 W. Madison Street

Suite 1700

Chicago, Illinois 60606

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 22, 2008

To our Shareholders:

The annual meeting of shareholders of Strategic Hotels & Resorts, Inc., a Maryland corporation (the “Company”), will be held at the Fairmont Chicago Hotel, 200 N. Columbus Drive, Chicago, Illinois 60611 on Thursday, May 22, 2008, at 10:00 a.m., Central Time, for the following purposes:

1) To elect eight directors to the board of directors to serve until our next annual meeting of shareholders and until such directors’ successors are duly elected and qualify;

2) To approve an amendment and restatement of our 2004 Incentive Plan;

3) To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

4) To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on March 28, 2008, the record date for the annual meeting, will be entitled to notice of and to vote at the annual meeting.

Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy, which is solicited on behalf of the board of directors, and return it promptly in the envelope enclosed for that purpose. You may also authorize your proxy electronically or telephonically by following the procedures described in our proxy statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and shareholders who are present at the meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors

/s/ Paula C. Maggio
Paula C. Maggio, Secretary

Chicago, Illinois

April 15, 2008

STRATEGIC HOTELS & RESORTS, INC. 200 W. Madison Street

Suite 1700

Chicago, Illinois 60606

PROXY STATEMENT

FOR

2008 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 22, 2008

This proxy statement is being furnished by and on behalf of our board of directors in connection with the solicitation of proxies to be voted at the 2008 annual meeting of shareholders. The date, time and place of the annual meeting are:

Date:	May 22, 2008
Time:	10:00 a.m., Central Time
Place:	Fairmont Chicago Hotel
200 N. Columbus Drive, Chicago, Illinois 60611

At the annual meeting, shareholders will be asked to:

•

Elect the following nominees as our directors to serve until our next annual meeting of shareholders and until such directors’ successors are duly elected and qualify: Robert P. Bowen, Michael W. Brennan, Edward C. Coppola, Kenneth Fisher, Laurence S. Geller, James A. Jeffs, Sir David M.C. Michels and William A. Prezant (“Proposal 1”);

•

Approve the Amended and Restated 2004 Incentive Plan (the “Amended Incentive Plan”) attached as “Appendix A” hereto, which includes an increase in the number of securities reserved for issuance thereunder from 3,000,000 to 4,200,000 (“Proposal 2”);

•

Consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, referred to herein as our independent auditors, for the fiscal year ending December 31, 2008 (“Proposal 3”); and

•	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our principal offices are located at 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606, and our telephone number is (312) 658-5000.

This proxy statement and the enclosed proxy card are being sent on or about April 15, 2008 to shareholders of record as of the close of business on March 28, 2008.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2008 – This proxy statement and the accompanying proxy card and notice with respect to our 2008 annual meeting, as well as our annual report to stockholders for 2007, are available at ww3.ics.adp.com/streetlink/BEE.

GENERAL INFORMATION ABOUT THE MEETING

In this section of the proxy statement, we answer some common questions regarding the annual meeting and the voting of shares at the annual meeting.

Where and when will the annual meeting be held?

The date, time and place of the annual meeting are:

May 22, 2008

10:00 a.m. (Central Time)

Fairmont Chicago Hotel

200 N. Columbus Drive

Chicago, Illinois 60611

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in this proxy statement that you should consider in deciding how to vote at the annual meeting. You don’t have to attend the annual meeting in order to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card or authorize your proxy online or telephonically by following the procedures described below.

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on March 28, 2008, the record date determining the shareholders who are entitled to vote at the annual meeting. As of March 28, 2008, there were a total of 74,400,213 shares of common stock outstanding and entitled to vote at the annual meeting. You get one vote for each share of common stock that you own. The enclosed proxy card shows the number of shares you can vote.

How are votes counted?

We will hold the annual meeting if shareholders representing the required quorum of shares of common stock entitled to vote either sign and return their proxy cards, authorize their proxy online or telephonically or attend the annual meeting. A majority of the shares of common stock entitled to vote at the annual meeting present in person or by proxy constitutes a quorum. If you sign and return your proxy card or authorize your proxy online or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated on the proxy card.

If you abstain or withhold votes for purposes of the vote on the election of directors or the ratification of the appointment of Deloitte & Touche LLP as our independent auditors, your abstention or withheld vote will not be counted as votes cast and will have no effect on the result of such votes. If you abstain for purposes of the vote on the approval of the Amended Incentive Plan, your abstention will have the same effect as a vote against that proposal.

What is the required vote for approval?

The election of each of our nominees for director requires a plurality of the votes cast at the annual meeting and the ratification of the appointment of Deloitte & Touche LLP as our independent auditors requires a majority of the votes cast at the annual meeting on such matters. With respect to the approval of the Amended Incentive Plan, the proposal will be approved under Maryland law if the votes cast in favor of the Amended Incentive Plan exceed the votes cast against the Amended Incentive Plan. In addition to the Maryland law requirements, the rules of the New York Stock Exchange (NYSE) require approval by a majority of votes cast on the approval of the Amended Incentive Plan, provided that the total votes cast on the proposal must represent over 50% in interest of all securities entitled to vote on the proposal. Under the NYSE approval requirements, abstentions are treated as votes cast and broker non-votes are not counted as votes cast. Accordingly, broker non-votes could prevent us from satisfying the NYSE requirement that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal. As a result of the foregoing, abstentions on the proposal to approve the Amended Incentive Plan will have the effect of a vote against the proposal, while broker non-votes will have the effect of the proposal not being passed unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which case broker non-votes will not have any effect on the result of the vote on the proposal.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on the matters to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope or follow the instructions below for authorizing your proxy online or via telephone. The individuals named and designated as proxies in the proxy card will vote your shares as you instruct. You have the following choices in completing your voting:

•	You may vote on each proposal, in which case your shares will be voted in accordance with your choices.

•	In voting on directors, you can either vote “FOR” all directors or withhold or abstain your vote on all or certain directors specified by you.

•	You may abstain on the proposal to approve the Amended Incentive Plan, in which case no vote will be recorded but your abstention will have the same effect as a vote against the proposal.

•	You may abstain on the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors, in which case no vote will be recorded.

•

You may return a signed proxy card without indicating your vote on any matter, in which case the designated proxies will vote to elect all eight nominees as directors, approve the Amended Incentive Plan and ratify the appointment of Deloitte & Touche LLP as our independent auditors.

How can I authorize my proxy online or via telephone?

In order to authorize your proxy online or via telephone, go to www.proxyvoting.com/bee or call the toll-free number reflected on the enclosed proxy card, and follow the instructions. If you would like to receive future shareholder materials electronically, please enroll at www.investordelivery.com. Please have the proxy card you received in hand when accessing the site. You can authorize your proxy via the internet or by phone at any time prior to 11:59 p.m. Eastern Time, May 21, 2008, the day before the annual meeting.

Please refer to the proxy card enclosed herewith or to the e-mail announcement that you may have received for instructions. If you choose not to authorize your proxy electronically, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided herewith.

What if other matters come up at the annual meeting?

The only matters we now know of that will be voted on at the annual meeting include the proposals we have described in this proxy statement: the election of eight directors, the approval of the Amended Incentive Plan and the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2008. If other matters are properly presented at the annual meeting, the designated proxies will vote your shares in their discretion.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving us a written notice revoking your proxy card or by executing or authorizing, dating, and delivering to us a new proxy via the internet, telephone or mail prior to the annual meeting or by attending the annual meeting and voting your shares in person. Your attendance at the annual meeting will not, by itself, revoke a proxy previously given by you. We will honor the latest dated proxy.

Proxy revocation notices or new proxy cards should be sent to Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606, Attention: Secretary or Strategic Hotels & Resorts, Inc. c/o LaSalle Bank, N.A., 135 South LaSalle Street, Suite 1946, Chicago, Illinois 60603, Attention: Arlene M. Kaminski.

Can I vote in person at the annual meeting rather than by authorizing a proxy?

Although we encourage you to authorize your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person even if you submitted a proxy card or authorized your proxy electronically or telephonically.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. The election of directors and the proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors are considered “routine” matters for which brokerage firms may vote unvoted shares. The approval of the Amended Incentive Plan is not a “routine” matter and consequently you must provide your brokerage firm with voting instructions for the shares to be voted. Your brokerage firm cannot vote on the Amended Incentive Plan without your instruction.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank or other nominee in “street name”, that party will give you instructions for voting your shares. If your shares are held in “street name” and you would like to vote your shares in person at the annual meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your shares.

Who will count the votes?

Representatives of LaSalle Bank, N.A. will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We expect to engage an outside firm to solicit votes and the cost to us of engaging such a firm is estimated to be $8,500 plus reasonable out-of-pocket expenses.

If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our annual report on Form 10-K for the year ended December 31, 2007, without charge, please contact: Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606, Attention: General Counsel.

PROPOSAL 1

ELECTION OF DIRECTORS

Board of Directors

There are currently eight directors on our board of directors. Eight nominees will be proposed for election as directors at the annual meeting to hold office until our next annual meeting of shareholders and until their successors are duly elected and qualify. All eight nominees currently serve on our board of directors.

All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our board of directors, unless the board alternatively acts to reduce the size of the board or maintain a vacancy on the board in accordance with our bylaws. The board of directors has no reason to believe that any such nominees will be unable or unwilling to serve.

In determining the independence of our directors, our board of directors considered transactions, relationships and arrangements between each director or any member of his immediate family and the company and its subsidiaries and affiliates. Our board of directors has determined that Robert P. Bowen, Michael W. Brennan, Edward C. Coppola, Kenneth Fisher, James A. Jeffs and William A. Prezant are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and therefore, upon the election of all eight nominees, we will meet the New York Stock Exchange requirement for a majority of independent directors serving on the board of directors.

Nominees for Election as Directors

The names, ages as of April 15, 2008, and existing positions of the nominees are as follows:

Name	Age	Office or Position Held	Director Since
William A. Prezant	61	Chairman of the Board of Directors	2006
Robert P. Bowen	66	Director	2004
Michael W. Brennan	51	Director	2005
Edward C. Coppola	53	Director	2006
Kenneth Fisher	49	Director	2007
Laurence S. Geller	60	Director, President and Chief Executive Officer	2004
James A. Jeffs	55	Director	2006
Sir David M.C. Michels	61	Director	2006

William A. Prezant

William A. Prezant (Chairman) has been a partner in the law firm of Prezant & Mollath, practicing law in California and Nevada, since 1990. He serves on the board of directors of MacGregor Golf Company, Torrey U.S. Strategy Partners and Torrey International Strategy Partners (both registered investment companies), Forward Management (a financial services company), and Reflow Management (an investment advisor). Mr. Prezant’s community activities include serving on the California/Nevada Advisory Board for the Wilderness Society and the Advisory Council of the Nevada Museum of Art. Mr. Prezant holds a Bachelor of Arts Degree from the University of Southern California and a Juris Doctorate from Georgetown Law Center.

Robert P. Bowen

Mr. Bowen retired as a partner of Arthur Andersen LLP in 1999. From 1980 to 1998, he was partner-in-charge of the audit practice of Arthur Andersen’s Memphis and Little Rock offices. For more than 25 years, he specialized in the hospitality and entertainment industry and was a member of Arthur Andersen’s worldwide hospitality industry team. Mr. Bowen joined Arthur Andersen in 1968, after receiving his Master of Business Administration degree from Emory University. Until recently, Mr. Bowen was a director and chairman of the audit committee of the board of directors of Equity Inns, Inc., a publicly-traded hotel REIT, and of Gaylord Entertainment Company, a publicly-traded hotel company.

Michael W. Brennan

Michael W. Brennan is a co-founder of First Industrial Realty Trust, Inc., a real estate investment trust that has grown five-fold since its initial public offering in 1994. Prior to becoming its president and chief executive officer in 2000, he was chief operating officer of First Industrial. He is a member of the President’s Circle Real Estate Roundtable and the National Association of Real Estate Investment Trusts. Mr. Brennan is also a member of the Board of First Industrial and a member of the Chicago Public Library Foundation Board. Mr. Brennan holds a Bachelor of Science degree in finance from the University of Notre Dame.

Edward C. Coppola

Edward C. Coppola is one of the founders of The Macerich Company and has been a member of its board of directors since that company’s formation in 1994. In addition to his role as a director, Mr. Coppola has been Senior Executive Vice President and Chief Investment Officer of The Macerich Company since August 2004. He is responsible for directing the company’s acquisition activities and establishing the company’s strategic direction. He is also actively involved in the company’s capital market activities and in developing and maintaining relationships with joint venture partners and department stores. Previously, he was an Executive Vice President of The Macerich Company beginning in 1994. He has 30 years of experience with The Macerich Group and The Macerich Company. Mr. Coppola is a member of The International Council of Shopping Centers, PREA, National Association of Real Estate Investment Trusts, and The Real Estate Roundtable in Washington, D.C. Mr. Coppola is also a past member of The Urban Land Institute and currently serves on the advisory board of the St. Vincent de Paul Thrift Store in Dallas, Texas. Mr. Coppola holds a Bachelor of Science degree in finance from the University of Notre Dame and a Juris Doctorate from Drake University.

Kenneth Fisher

Kenneth Fisher has been a senior partner in Fisher Brothers, a New York City commercial real estate firm, since April 2003, and was a partner of Fisher Brothers from 1991 to April 2003. Mr. Fisher has been the chairman and chief executive officer of Fisher House Foundation, Inc., a not-for-profit organization that constructs homes for families of hospitalized military personnel and veterans, since May 2003, and served as vice chairman of Fisher House Foundation from May 2001 to May 2003. Mr. Fisher was previously a director of Reology Corporation. Mr. Fisher is a 26-year veteran of the real estate industry. Mr. Fisher also is a member of the executive committee of the City Investment Fund, LP, a real estate investment fund, and a member of the Real Estate Board of New York’s Board of Governors. Mr. Fisher has also been appointed to the President’s Commission on Care for America’s Returning Wounded Warriors.

Laurence S. Geller

Laurence S. Geller is our President and Chief Executive Officer and the founder of Strategic Hotel Capital, L.L.C., or SHC LLC. Prior to founding SHC LLC in 1997, Mr. Geller was Chairman and Chief Executive Officer of Geller & Co., a gaming, tourism and lodging advisory company he founded in 1989. Geller & Co. specialized in major hotel, corporate and real estate development, financing and structuring on an international scope. Previously, Mr. Geller held positions as Executive Vice President and Chief Operating Officer of Hyatt Development Corporation, Senior Vice President of Holiday Inns, Inc. and Director of Grand Metropolitan Hotels in London. Mr. Geller is a former Vice Chairman of the Commercial and Retail Council of the Urban Land Institute and the immediate past Chairman of the Industry Real Estate Financing Advisory Council of the

American Hotel & Lodging Association. Mr. Geller also sits on the board of Children’s Memorial Hospital and serves as a member of its finance committee and facilities sub-committee. Mr. Geller is Co-Chairman of the Board of Trustees of the Churchill Centre and Ambassador for North America for the Hotel and Catering Institutional Management Association of the U.K. Mr. Geller is a graduate of Ealing Technical College’s school of hotel management and catering. Mr. Geller has over 40 years of experience in the lodging industry and has received numerous awards for his service to the lodging industry.

James A. Jeffs

James A. Jeffs served as the chairman of the board of directors of Whittier Energy Corporation, an oil and gas exploration and production company headquartered in Houston, Texas and listed on the NASDAQ, from 2003 to 2006. Since 2005, he has served as a director and executive chairman of Max Petroleum Plc, a company listed on both the London Stock Exchange and the Frankfurt Stock Exchange. Mr. Jeffs was also a director of Magnum Oil from 2001 to 2006 and has been a director of South Oil Company since 2005, both based in Russia. Mr. Jeffs has served since 1994 as Managing Director and Chief Investment Officer of The Whittier Trust Company, a trust and investment management company headquartered in South Pasadena, California. Previously, Mr. Jeffs was Co-Chairman of the Board from 1999 to 2002, Chairman and Chief Executive Officer of Chaparral Resources, Inc. in 2002. Mr. Jeffs was Chief Investment Officer and Senior Vice President of Trust Services of America from 1988 to 1992, and also President and Chief Executive Officer of TSA Capital Management during that time. Mr. Jeffs also served on the board of investments of The Los Angeles County Employees Retirement Association from 1994 to 1998.

Sir David M.C. Michels

Sir David M.C. Michels currently sits on the board of directors of The British Land Company plc, easyJet plc, Marks & Spencer plc., RAB Capital and Jumeirah Hotels. From June 1, 2000 until February 28, 2006, Sir David M.C. Michels was Chief Executive Officer of Hilton Group plc and from April 1, 1999 to May 29, 2000 he was Chief Executive Officer of Hilton International. Sir David M.C. Michels was a non-executive director of Hilton Hotels Corporation from November 9, 2000 to December 29, 2005. He served as Chief Executive officer of Stakis plc from May 1, 1991 to March 30, 1999. Sir David M.C. Michels has spent 37 years in the leisure industry, primarily in hotels. He was also with Grand Metropolitan for 15 years, culminating in a board position as worldwide Marketing Director.

Vote Required; Recommendation

The election of a director to the board of directors requires the affirmative vote of a plurality of the votes cast at the annual meeting. Our board of directors unanimously recommends that you vote for the election of all eight nominees named above.

Board of Directors; Committees

Our board of directors is currently comprised of Messrs. William A. Prezant, Robert P. Bowen, Michael W. Brennan, Edward C. Coppola, Kenneth Fisher, Laurence S. Geller, James A. Jeffs and Sir David M.C. Michels.

Our board of directors conducts its business through meetings of the board, actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended December 31, 2007, the board of directors held 10 meetings and acted by unanimous written consent 6 times. During fiscal year 2007, each incumbent director attended at least 75 percent of the aggregate number of meetings of the board of directors (while he was a member). During fiscal year 2007, each member of the board of directors attended at least 75% of the meetings of the committees of the board of directors on which he served (while he was a member of such committees), with the exception of Sir David M.C. Michels who did not attend 75% of the meetings of the audit committee and the compensation committee while he was a member of such committees. Our corporate governance guidelines provide that the non-management directors shall designate the director who will preside at each executive session of the board and the method by which employees, shareholders or other interested parties can communicate directly with the non-management directors.

The board of directors currently has four standing committees: an audit committee, a compensation committee, a corporate governance and nominating committee and an executive committee.

Audit Committee. The purposes of the audit committee are described in the audit committee charter and include:

•

assisting with board oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and our internal audit function; and

•	preparing an audit committee report as required by the Securities and Exchange Commission, or SEC, for inclusion in our annual proxy statement.

The audit committee is currently comprised of Messrs. Bowen, Brennan, Jeffs and Fisher, with Mr. Bowen serving as the audit committee’s chairman. The audit committee charter is available on our website at www.strategichotels.com. A copy of our audit committee charter is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

The board has determined that each audit committee member has no material relationship with the company and meets the independence criteria and has the qualifications set forth in the listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The board of directors has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The board of directors has determined that Messrs. Bowen, Brennan and Jeffs are qualified as audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Exchange Act and has determined that Messrs. Bowen, Brennan, Jeffs and Fisher have the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. Our audit committee met 8 times during fiscal year 2007 and acted by unanimous written consent 2 times.

Our board of directors has adopted procedures for reporting concerns under our code of business conduct and ethics and other company policies, including complaints regarding accounting and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The full text of these procedures is attached as an addendum to our code of business conduct and ethics which is available on our corporate website at www.strategichotels.com.

Compensation Committee. The compensation committee’s primary duties are described in the compensation committee charter and include:

•

reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating our chief executive officer’s performance in light of those goals and objectives and determining and approving the chief executive officer’s compensation level based on this evaluation;

•

reviewing and approving compensation for executive officers other than our chief executive officer, incentive-compensation and equity-based plans and programs, including our 2004 Incentive Plan, overseeing the activities of the individuals and committees responsible for administering these plans and programs, and discharging any responsibilities imposed on the compensation committee by any of these plans or programs;

•	approving any new equity compensation plan or any material change to an existing plan where shareholder approval has not been obtained;

•	in consultation with management, overseeing regulatory compliance with respect to compensation matters;

•	reviewing and approving severance or similar termination payments proposed to be made to any of our executive officers;

•	preparing a report for inclusion in our proxy statement for our annual meeting;

•	preparing and issuing an evaluation of the compensation committee;

•	reporting to our board of directors on a regular basis, and not less than once per year; and

•	performing any other duties or responsibilities expressly delegated to the compensation committee by the board of directors from time to time relating to our compensation programs.

The compensation committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the board of directors or management. With respect to compensation consultants retained to assist in the evaluation of CEO or senior executive compensation, this authority is vested in the compensation committee.

The compensation committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee or any director or directors. Without limitation on the foregoing, the compensation committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the compensation committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code.

The compensation committee is currently composed of Messrs. Coppola, Jeffs and Prezant with Mr. Jeffs serving as the compensation committee’s chairman. All compensation committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. Our compensation committee met 5 times during 2007 and did not act by unanimous written consent in performing its functions.

The compensation committee charter is available on our website at www.strategichotels.com. A copy of our compensation committee charter is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Corporate Governance and Nominating Committee. The corporate governance and nominating committee’s primary purpose and responsibilities are described in the corporate governance and nominating committee charter and include:

•	identifying individuals qualified to become members of our board of directors and recommending director candidates for election or re-election to our board;

•	considering and making recommendations to our board of directors regarding board size and composition, committee composition and structure and procedures affecting directors; and

•	developing and recommending to our board of directors a set of corporate governance principles, and reviewing those principles at least once a year.

The corporate governance and nominating committee is currently comprised of Messrs. Bowen, Brennan, Coppola and Prezant, with Mr. Prezant serving as the corporate governance and nominating committee’s chairperson. All corporate governance and nominating committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. Our corporate governance and nominating committee met 4 times during fiscal year 2007 and did not act by unanimous written consent in performing its functions.

The corporate governance and nominating committee charter is available on our website at www.strategichotels.com. A copy of our corporate governance and nominating committee charter is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Written communications submitted by shareholders pursuant to our shareholder communications policy, including recommending the nomination of a person to be a member of our board of directors, will be forwarded to the chair of the corporate governance and nominating committee for consideration. Shareholders may recommend director nominees for consideration by the corporate governance and nominating committee by submitting the names and the following supporting information to our Secretary at: Secretary, Shareholder Nominations, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the shareholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting shareholder and a description of all arrangements or understandings between the submitting shareholder and the candidate. The corporate governance and nominating committee will consider director candidates who have been identified by other directors or our shareholders but has no obligation to recommend such candidates for nomination except as may be required by contractual obligation of the company.

In selecting or recommending candidates for selection to our board, including nominees recommended by shareholders, the corporate governance and nominating committee shall take into consideration the following criteria, which are set forth in our corporate governance guidelines, and such other factors as the corporate governance and nominating committee deems appropriate:

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

•	ability and willingness to commit adequate time to board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to our needs; and

•	diversity of viewpoints, background, experience and other demographics.

The corporate governance and nominating committee is authorized, in its sole discretion, to engage outside search firms and consultants to assist with the process of identifying and qualifying candidates and has the authority to negotiate the fees and terms of such retention.

Executive Committee. The executive committee’s primary purpose and responsibilities are to act on behalf and in the place of our board of directors in the management of our business and affairs upon express delegation by our board of directors. The executive committee is currently comprised of Messrs. Bowen, Coppola, Geller and Prezant. Our executive committee did not meet during fiscal year 2007; however, it acted by unanimous written consent 2 times.

Corporate Governance

Code of Business Conduct and Ethics. We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of business conduct and ethics is designed to comply with SEC regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is posted on our corporate website at www.strategichotels.com. A copy of our code of business conduct and ethics is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Corporate Governance Guidelines. We have also adopted written corporate governance guidelines to advance the functioning of our board of directors and its committees and to set forth our board of directors’ expectations as to how it should perform its functions. Our corporate governance guidelines are posted on our corporate website at www.strategichotels.com. A copy of our corporate governance guidelines is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Shareholder Communications Policy. We have adopted procedures for employees, shareholders and other interested parties to communicate their concerns regarding accounting, internal accounting controls or auditing matters to the audit committee and other matters to non-management directors or our board of directors as a group. Our code of business conduct and ethics requires employees to report such concerns.

All such concerns may be communicated to the Secretary by written correspondence directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Employees, shareholders and other interested parties may communicate concerns regarding questionable accounting or auditing matters to the Secretary on a confidential and anonymous basis. The Secretary will distribute (i) all communications regarding accounting, internal accounting controls or auditing matters to the audit committee prior to each meeting of the audit committee, (ii) all other communications to non-management directors prior to each executive session of non-management directors and (iii) all communications to our entire board of directors prior to the next scheduled meeting of our board. If it is unclear whether a communication involves accounting or auditing matters or if it involves both accounting or auditing matters and other matters, the Secretary will direct such communication to both the audit committee and non-management directors, with a note to that effect. In each case (and except as the audit committee or non-management directors may otherwise request), the Secretary will provide original copies or records of all communications. However, depending on the length and number of communications received, the Secretary may provide only a summary of the communications along with the original copy or record of any communications deemed particularly important. The original copies or records of all communications will be available to the addressee upon request. The Secretary will maintain a log of each communication received, the date such communication was distributed to the audit committee, non-management directors or board of directors (and to which of these it was distributed) and whether it was distributed in summary or original form.

The addressee of the communication will determine whether any action or response is necessary or appropriate in respect of a communication. If so, they will take or direct such action as they deem appropriate. Such action may include engaging outside advisers, for which funding will be available. The determinations in respect of each communication and any further action taken will be recorded in the log maintained by the Secretary. These determinations may be recorded based on standard categories, which may include: the communication is misdirected (such as a communication involving only an employment dispute); no further action required, because the communication can be analyzed on its face; and further action required (with a record of the action taken and its outcome). The Secretary or any other person designated by the audit committee or non-management directors will report on the status of any further action directed by the audit committee or non-management directors on a quarterly basis.

The full text of the shareholder communications policy is available on our corporate website at www.strategichotels.com. A copy of our shareholder communications policy is also available free of charge, upon request directed to Secretary, Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.

Director Attendance at Annual Meeting of Shareholders. We do not have a formal policy regarding attendance by directors at our annual meeting of shareholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of shareholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. At our last annual meeting, which was held on May 17, 2007, 7 directors attended in person.

Compensation Committee Interlocks and Insider Participation

From January 1, 2007 to May 22, 2007, the compensation committee of the board of directors was comprised of Messrs. Coppola, Deterding, Michels and Prezant. From May 22, 2007 to August 16, 2007, the compensation committee was comprised of Messrs. Coppola, Michels and Prezant. From August 16, 2007 to December 31, 2007, the compensation committee was comprised of Messrs. Coppola, Jeffs and Prezant. None of the compensation committee’s members was employed by us as an officer or employee during or prior to 2007. With the exception of Sir David M.C. Michels, no compensation committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

On August 16, 2007, we entered into a consulting agreement with Sir David M.C. Michels. Under the terms of the agreement, Sir David M.C. Michels provides certain consulting services to us relating to our European strategy, including pursuing acquisition opportunities, facilitating relationships and advising on current European operations. The agreement has an initial term of one year but can be extended indefinitely. Pursuant to the agreement, Sir David M.C. Michels receives, among other things, (i) annual compensation of $500,000, paid monthly, in arrears, (ii) an annual stipend of $25,000, paid monthly, to defray Sir David M.C. Michels’ administrative expenses in performing his duties under the agreement and (iii) 7,681 restricted stock units, issued under our 2004 Incentive Plan, which shall vest in three equal installments commencing on the first anniversary of such grant, provided that Sir David M.C. Michels is still providing services to us, either as a consultant, director or employee, on such vesting dates.

As a result of Sir David M.C. Michels no longer meeting the independence criteria set forth in the listing standards of the New York Stock Exchange, Sir David M.C. Michels resigned from the compensation and audit committees upon his entering into his consulting agreement.

For a description of certain relationships and transactions with members of our board of directors or their affiliates, see “Transactions With Related Persons, Promoters and Certain Control Persons” beginning on page 46.

EXECUTIVE COMPENSATION

Executive Officers

The following sets forth the positions, ages as of April 15, 2008 and selected biographical information for our executive officers who are not directors:

James E. Mead

James E. Mead, age 48, has served as our Executive Vice President and Chief Financial Officer since 2004. Prior to joining us in 2004, Mr. Mead served as chief financial officer of Irvine Apartment Communities (IAC), where his responsibilities included strategic planning, fund raising, accounting and oversight of property operations. Mr. Mead joined IAC from The Irvine Company, where he was vice president of corporate finance and instrumental in the initial public offering of that company. He was formerly a vice president in the real estate investment banking group of JP Morgan. Mr. Mead earned his Bachelor of Science in engineering from Tulane University and his Masters of Business Administration from the University of Virginia.

Richard J. Moreau

Richard J. Moreau, age 61, has served as our Executive Vice President—Asset Management since 2005. Mr. Moreau previously served as our Vice President—Asset Management from 1997 to 2003 and Senior Vice President—Asset Management from 2003 until 2005. Mr. Moreau is responsible for the asset management of all our properties. Mr. Moreau has been in the hospitality industry for over 30 years in both property and multi-unit operation positions. From 1992 until he joined us in November 1997, Mr. Moreau was a principal in Gremor Hospitality, a hotel asset management company. From 1988 until 1992, he was a principal and Executive Vice President at Inn America Corporation, an independent hotel management company. He was responsible for the day-to-day operations of 22 full service hotels and resorts operating under franchise agreements with Hilton, Sheraton and Holiday Inn. From 1985 until 1988, he was a Vice President of Operations for Hyatt Hotels and Resorts, where he was responsible for the development and implementation of all pre-opening and operating procedures for six prototype Hyatt hotels. From 1972 to 1985, Mr. Moreau worked for The Howard Johnson Company.

Jayson C. Cyr

Jayson C. Cyr, age 59, served as our Senior Vice President—Controller from 2006 to January 1, 2008, when he was appointed to the newly-created position of Senior Vice President—Internal Audit to oversee our internal audit function. Prior to joining us in November 2005, Mr. Cyr served as an independent financial consultant to us overseeing internal audit and compliance with the Sarbanes-Oxley Act of 2002, as amended, or Sarbanes-Oxley. From 1998 to 2000, Mr. Cyr served as Vice President and Controller for our predecessor and from 2000 to 2004, Mr. Cyr served as Senior Vice President—Finance for our predecessor. Prior to 1998, he served four years at Security Capital Group, or SCG, and was the chief accounting officer for SCG’s initial public offering. Previously, Mr. Cyr was with Lincoln Property Company where he served as controller. Mr. Cyr earned a Bachelor of Science degree in accounting from Kansas State University and is a Certified Public Accountant.

Paula C. Maggio

Paula C. Maggio, age 39, is the company's Senior Vice President, Secretary and General Counsel, and has been responsible for oversight of the company's legal affairs since 2004. Ms. Maggio played a critical role in the company's initial public offering in 2004 and subsequently executed a number of significant transactions for the company. From 2004 to 2007 Ms. Maggio served as the company’s Vice President, Secretary and General Counsel. Upon joining the company's predecessor in December, 2000 and through May, 2004, Ms. Maggio acted as Vice President, Assistant Secretary and Associate General Counsel. Prior to joining the company’s predecessor, Ms. Maggio practiced law with Altheimer & Gray, where she focused primarily on real estate and hospitality law. Ms. Maggio received a Bachelor of Arts and Juris Doctor, cum laude, from the University of Illinois in 1991 and 1994, respectively.

Compensation Discussion and Analysis

I.	Overview

This Compensation Discussion and Analysis describes the compensation policies and arrangements that are applicable to the Company’s Chief Executive Officer (CEO) and Chief Financial Officer (CFO), as well as the other executive officers included in the summary compensation table under “—2007 Summary Compensation Table” on page 25, who are all referred to as “named executive officers (NEOs)”.

II.	Compensation Philosophy & Objectives

The compensation committee has three primary objectives for our compensation program:

•

Provide overall levels of compensation that are competitive in order to attract and motivate highly qualified, experienced executives to continue to enhance the interests of the Company and build long-term shareholder value;

•	Provide annual and long-term incentives that emphasize performance-based compensation, contingent upon achieving company and individual performance goals; and

•	Create a shareholder value-oriented mentality through the executive compensation programs by having a meaningful portion of compensation comprised of equity-based incentives.

To achieve its objectives, the compensation committee has established a compensation program for NEOs consisting of base salary, annual bonus awards and our long-term incentive, or LTI program. The overall principle guiding executive compensation at our Company is to reward executives for delivering superior performance with a total compensation opportunity towards the 75th percentile. The extent to which each executive reaches this level of compensation will vary based on our performance, individual performance and experience. Notwithstanding our overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive.

As an executive’s level of responsibility increases, a greater proportion of his or her total compensation is based on the annual and long-term performance-based incentive compensation and less on base salary. The level and structure of these performance-based incentive elements reflects our variable pay-for-performance philosophy.

III.	Establishing the Compensation Program

To assist the compensation committee in meeting its objectives, the compensation committee may engage an outside executive compensation consulting firm to review the key elements of our compensation programs, base pay, annual incentives and long-term incentives, as well as its structure, including design and performance measurements. For the 2007 program, except for those compensation components directly contemplated by the employment agreements for Mr. Geller and Mr. Mead, we continued generally the program implemented shortly after the time of the initial public offering in 2004. The plan consists of base salary, annual incentive awards and long-term incentive awards. When the 2007 annual incentive program was established, the compensation committee benchmarked the financial metrics of the program against financial metrics used in annual incentive programs at several other companies, including Host Hotels & Resorts, LaSalle Hotel Properties, Sunstone Hotel Investors, FelCor Lodging Trust and Diamondrock Hospitality. The compensation committee reviewed this group of companies to evaluate whether the financial metric that had been utilized historically and which was again approved to be used in 2007, funds from operations (FFO) against budget, was appropriate. This benchmarking group was not utilized to establish appropriate levels of compensation.

For computational purposes, we use the National Association of Real Estate Investment Trusts (“NAREIT”) definition of FFO, with adjustments for items such as gain or loss on extinguishment of debt, foreign currency translation gains or losses, impairment losses, and certain other items of a non-recurring nature. NAREIT defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate property), plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

The compensation committee meets with Mr. Geller to discuss his own compensation package, but ultimately decisions regarding his package are made solely based upon the compensation committee’s deliberations, with input from its compensation consultant from time to time. Decisions regarding other executives are made by the compensation committee considering recommendations from Mr. Geller, as well as input from the compensation consultant.

In 2006 and 2007, the compensation committee had engaged Pearl Meyer & Partners to assist in the review of and establishment of recommendations regarding modifications to Mr. Geller’s and Mr. Mead’s employment agreements. Additionally, in 2007 Pearl Meyer & Partners was engaged by the compensation committee to review director compensation.

As part of these engagements, Pearl Meyer & Partners calculated the value of stock options to be awarded to Mr. Mead in March, 2007 and March, 2008 and calculated the relative total shareholder return for Mr. Geller and Mr. Mead’s performance shares, as further described under “—Compensation Structure—Pay Elements—Details—LTI Program—Awards to Mr. Geller and Mr. Mead” beginning on page 21.

The compensation committee engaged Vivient Consulting (“Vivient”) to perform compensation consulting work to review the compensation program for the NEOs and to assist with appropriately bench-marking the NEOs against their peers. In 2006, the compensation committee established a 2006 peer group and determined it would evaluate the peer group annually. Vivient and the compensation committee reviewed the peer group utilized in 2006 and determined that because several of the companies in the 2006 peer group were no longer publicly traded, it was appropriate to modify the peer group by removing those companies (Crescent Real Estate Equities Co., Fairmont Hotels & Resorts, Inc. and Four Seasons Hotels, Inc.) and including additional companies in the hospitality sector to ensure there were still a sufficient number of companies being reviewed. These companies, were carefully considered by the compensation committee for inclusion in the 2007 peer group, and included hotel companies and REITS of similar size or business strategy. The compensation committee did not consider it necessary to re-examine the types, design and mix of annual and long-term incentives used in companies in the hotel and real estate industries with significantly larger market capitalization as it had done in 2006. Set forth below is the revised 2007 peer group:

2007 Peer Group

•       Ashford Hospitality Trust, Inc.

•       Choice Hotels International, Inc.

•       FelCor Lodging Trust, Inc.

•       Gaylord Entertainment *

•       LaSalle Hotel Properties Inc.

•       Morgans Hotel Group Co.

•       Sunstone Hotel Investors, Inc.

•       Taubman Centers, Inc.

•       Vail Resorts, Inc.

•       Ventas, Inc.

•       Wyndham Worldwide *

*	added in 2007

The compensation committee reviewed compensation recommendations related to 2007 performance against the 2007 peer group. An assessment of the 2007 peer group was an important element in assisting the compensation committee in determining what compensation levels were required to attract, motivate and retain the management team.

IV.	Compensation Structure

A.	Pay Elements—Overview

The three main components of compensation are:

•	Base Salary

•	Annual Bonus

•	LTI Program

B.	Pay Elements—Details

(1) Base Salary

Base salaries are set with regard to the position within the Company and the individual’s current and sustained performance results. The base salary levels for each NEO are reviewed annually by the compensation committee. In setting base salaries, the compensation committee may consider:

•	competitive market and peer group data specific to an executive’s position, including 2007 peer group data regarding appropriate pay for such position;

•

individual performance assessments, as made by the compensation committee for Mr. Geller, and by Mr. Geller for the other NEOs (with the exception of Mr. Cyr, who is assessed by Mr. Mead), against goals established for the prior year by the specific individual or the management team collectively, and accomplishments during the year;

•	expected future contributions; and

•	job responsibility.

There is no specific weighting applied to any one factor in setting the level of base salary, and the process ultimately relies on the subjective exercise of the compensation committee’s judgment.

Based on its review and Mr. Geller’s base salary increase in connection with his September 2006 employment agreement, the compensation committee made no change to Mr. Geller’s annual base salary in 2007. The compensation committee increased base salaries of other NEOs to reflect changes in position and performance and as a result of the comparison of the compensation levels of our executive officers versus those of the 2007 peer group.

(2) Annual Bonus Awards

Our annual bonus award program is available to all employees of the Company, and provides employees, including the NEOs, the opportunity to receive cash bonus awards based on the financial performance of the Company and the attainment of individual performance goals.

The amount of an employee’s annual cash bonus award depends on (i) his or her base salary, because the award is paid as a percentage of annual salary, (ii) the Company’s FFO per share against budget, (iii) the individual’s performance against established personal performance goals, and (iv) the relative weighting between the Company’s financial performance and the individual’s performance, which varies, as described below, based on an employee’s position.

Mr. Geller. Pursuant to his amended and restated employment agreement described under “— Employment Agreements and Post-Termination Payments—Laurence S. Geller Employment Agreement” beginning on page 30, Mr. Geller’s annual incentive is 100% weighted on the Company’s financial performance because the compensation committee considers Mr. Geller to be instrumental and critical to the Company’s performance. The metric of Company financial performance for Mr. Geller is FFO per share against a budget approved by the Board. For 2007, budgeted FFO per share was $1.54. Provided the Company earned 90% of budgeted FFO, Mr. Geller was entitled to a “threshold” bonus of $500,000. The cash bonus Mr. Geller is entitled to is increased by $50,000 for each additional cent of FFO per share earned by the Company over 90% of budgeted FFO, capped at a total bonus of $1,500,000, with the compensation committee retaining discretion to pay Mr. Geller a bonus in excess of such amount.

Other NEOs. For the other NEOs, the target annual incentives are 75% of base salary for Mr. Mead and Mr. Moreau and 60% of base salary for Mr. Cyr and Ms. Maggio. The relative weights as a percentage of the target annual incentive award are 80% Company financial performance and 20% individual performance. For 2007, the Company financial performance portion of the bonus plan was based on FFO achievement against budgeted FFO per share of $1.54. In addition to the FFO formula in 2007, to the extent that the Company’s relative FFO growth versus the Bloomberg Hotel REIT Index fell within the top or bottom quartile, the compensation committee retained the discretion to adjust up to 30% of the Company portion of the bonus payout on either an individual or Company-wide basis. Thus, if the relative FFO growth was in the top quartile, the compensation committee could elect to increase 30% of the Company portion of the bonus for individual NEOs, other than Mr. Geller, and similarly reduce such portion if such relative growth was in the bottom quartile. The compensation committee selected the Bloomberg Hotel REIT Index because it was an established index and had been utilized in Mr. Geller’s and Mr. Mead’s employment agreements to measure performance. As of December 31, 2007, the Bloomberg Hotel REIT Index was comprised of the following companies: Ashford Hospitality Trust, Inc., DiamondRock Hospitality Company, FelCor Lodging Trust Incorporated, Hersha Hospitality Trust, Hospitality Properties Trust, Host Hotels & Resorts, Inc., LaSalle Hotel Properties, MHI Hospitality Corporation, PMC Commercial Trust, Sunstone Hotel Investors, Inc., and Supertel Hospitality, Inc. The goals with respect to annual bonus awards are established at three separate levels—threshold, target and maximum. To earn a minimum or threshold bonus on the Company component of the bonus, FFO per share must be at 95% of budget. If results are less than 95% of budgeted FFO, the NEOs other than Mr. Geller will not be entitled to an award based on Company achievement of financial goals unless the compensation committee makes a special determination otherwise. To earn a maximum pay-out on the Company performance component, FFO must be at least 105% of budget.

The personal component of the bonus is based on a review of individual performance by the NEO’s supervisor, who in all cases was Mr. Geller, with the exception of Mr. Cyr, who was reviewed by Mr. Mead. Individuals are reviewed against goals established for the prior year by the individual or the management team collectively. Additionally, accomplishments are reviewed and assessed. The payout for the 20% portion of the target bonus related to individual performance may range from 0% to a maximum of 150% for superior performance. The management team’s goals for 2007 included the following: having financial results at or above the Company’s guidance estimates for the year, settling the insurance claims related to the casualty at the Hyatt Regency New Orleans, execution of capital projects and implementation of an enhanced capital project monitoring system and approval process, completion of certain dispositions, development of business strategies related to Europe and Mexico and enhanced investor communications. Additionally, Mr. Cyr had established personal goals related to transitioning his Controller responsibilities within the organization, reviewing and assessing PCAOB pronouncements regarding management’s assessment and testing of internal controls over financial reporting, developing a more efficient and effective internal audit plan, and monitoring and coordinating the internal audit function.

Bonuses are paid in the first quarter of each year for the prior year’s performance once the compensation committee has had the opportunity to assess individual performance accomplishments and Company performance as a whole.

2007 Bonuses. For 2007, actual company FFO performance as reported in 2008 was $1.64, thus the compensation committee approved pay-out of a bonus to Mr. Geller at $1,500,000, or maximum. Additionally, the compensation committee approved pay-out of bonuses on the Company component for the other NEOs at the maximum FFO performance level, or 150% of target.

For 2007, individual performances for NEOs other than Mr. Geller were recommended by Mr. Geller and approved by the compensation committee at the following levels: Mr. Mead and Mr. Moreau at 150% of target; Ms. Maggio at 140% of target and Mr. Cyr at 100% of target. Mr. Mead and Mr. Moreau were recognized as having a considerable role in the Company’s financial success in 2007 and consequently Mr. Geller recommended and the compensation committee approved pay-out to them at maximum on the personal component. Ms. Maggio was similarly recognized for her achievements and role in the Company’s success; however, in light of her recent promotion to Senior Vice President, Mr. Geller did not recommend maximum pay-out. Mr. Cyr was rewarded at target for a successful year. The 2007 bonuses, paid in 2008, are as follows:

	Bonus Table
	Company Portion of Bonus		Individual Portion of Bonus			Total 2007 Bonus (paid in March, 2008)
Named Executive Officer	Target (100%)	Actual (150%)	Target (100%)	Performance Multiplier	Actual
Laurence S. Geller	N/A	$1,500,000	N/A	N/A	N/A	$1,500,000
James E. Mead	$240,000	$360,000	$60,000	150%	$90,000	$450,000
Richard J. Moreau	$157,800	$236,700	$39,500	150%	$59,200	$295,900
Jayson C. Cyr	$105,600	$158,400	$26,400	100%	$26,400	$184,800
Paula C. Maggio	$105,600	$158,400	$26,400	140%	$36,960	$195,360

For 2008, the compensation committee has adopted a bonus plan similar to prior year’s bonus programs; however, where previously annual bonus awards were paid exclusively in cash, in 2008, all NEOs shall be required to take 25% of their 2008 annual bonus award in the form of 3-year time-vested restricted stock units, or RSUs, in order to increase their ownership in the company and further align their interests with those of our shareholders.

(3) LTI Program

Performance-based restricted stock units, or performance shares, stock options and RSUs may be awarded as long-term incentives, and are used to balance the short-term focus of annual bonus awards by tying rewards to performance achieved over multi-year periods, as well as providing us with a tool to retain our NEOs. Our compensation philosophy for executives places greater emphasis on long-term incentives than other pieces of each executive’s compensation package, which is consistent with our goal of providing superior long-term shareholder value.

Restricted Stock Units

RSUs are grants of notional shares with time-based vesting restrictions. Each unit is worth one share of our common stock and the awards vest over a three-year period, with common shares delivered to NEOs upon vesting (absent a deferral agreement). Unless provided otherwise in an agreement, unvested RSUs are forfeited when an executive’s service with the Company is terminated. The compensation committee believes that awards of RSUs create an incentive for senior executives to operate the Company in a manner that creates significant long-term value and also assists with retention of superior executive talent in critical positions.

For executives other than Mr. Geller and Mr. Mead, long-term incentives have been delivered solely in the form of RSUs. For such executives, annual grants are determined with reference to target levels by salary band, with a typical target amount set at 100% of base salary, which may be adjusted based on the executive’s performance, experience and expertise within the executive group.

A summary of the elements of the current LTI Program applicable to the NEOs, other than Mr. Geller and Mr. Mead, is as follows:

Type of Awards	Eligible Employees	Target Grant	Range of Award	Vesting	Value

RSUs	NEOs other than Mr. Geller or Mr. Mead	100% of base salary	Can vary based on individual performance above or below target grant level, from 0% of target to 150% of target	3-year step vesting	Based on common share value on grant date

The following grants made to the NEOs other than Mr. Geller and Mr. Mead in 2008 based on 2007 performance were issued in accordance with the executive’s individual performance rating and vest in equal installments over a three-year period beginning January 1 of the year following the grant. Each individual had a target of 100% and the individual performance multiplier used for the individual’s personal performance rating was applied against the individual’s new 2008 base salary to determine the amount of the award:

Named Executive Officer	Performance Multiplier	March 2008 LTI Grants
Richard J. Moreau	150%	$487,500
Jayson C. Cyr	100%	$220,000
Paula C. Maggio	140%	$350,000

The compensation committee intends to consider annual Long-Term Incentive grants for executives going forward and may consider special grants if it deems such action appropriate or necessary to attract or retain talent or pay in accordance with the Company’s philosophy. To date, the compensation committee has determined that RSUs alone are the appropriate vehicle for the NEOs, other than Mr. Geller and Mr. Mead, for retention purposes; however, the compensation committee is currently reviewing the Long-term Incentive program for all NEOs for 2008 with Vivient.

Performance-Based Restricted Stock Units (Performance Shares)

For Mr. Geller and Mr. Mead, the compensation committee has determined that performance shares should be a key element of the long-term incentive component of their compensation. Performance shares are earned based on attainment of specified performance measures, typically measured over a three-year period. Performance shares ensure a strong link between pay and sustained long-term performance as the executive’s ability to earn shares is diminished if performance goals are not achieved.

With respect to Mr. Geller and Mr. Mead, the compensation committee has determined that 40% of the value of their long-term incentives should be in the form of performance shares that are earned based on achievement of key strategic company measures. Mr. Geller’s and Mr. Mead's employment agreements provide that 67% of their performance shares will be earned with respect to achievement of budgeted FFO per share. The compensation committee believes that long-term FFO per share success will lead to strong stock performance and continued investor confidence, and is a key element in aligning executive pay with value creation for shareholders. The remaining 33% is tied to achievement of Relative Total Shareholder Return (share price appreciation plus dividend) (TSR), which is based on our performance relative to the TSRs of each of the companies included in the Bloomberg Hotel REIT Index at the end of the performance period. The compensation committee elected to benchmark the TSR measure against a recognized industry index in an effort to gauge performance with respect to an objective third-party stock index. Both Mr. Geller and Mr. Mead are eligible to receive 150% of the number of targeted performance shares in the case of extraordinary performance in long-term FFO per share and TSR. In the unique case of both extraordinary performance in long-term FFO per share and a positive TSR rank of #1 among the Bloomberg Hotel REIT Index companies, both executives are eligible to receive up to 166.67% of the number of targeted performance shares, which the compensation committee believes is an appropriate award for such an accomplishment.

Stock Options

The compensation committee believes that including a stock option component among the mix in the LTI program will improve alignment of executive compensation with the interests of shareholders with respect to stock price appreciation for Mr. Geller and Mr. Mead. The compensation committee is currently undertaking a review of the LTI program to determine if stock options should be granted to NEOs other than Mr. Geller and Mr. Mead.

Awards to Mr. Geller and Mr. Mead

Mr. Geller received a three-year grant in 2006 to provide him with long-term incentives of $6,000,000 for the period of the grant. Pursuant to Mr. Geller’s amended and restated employment agreement, which is discussed in greater detail under “—Employment Agreements and Post-Termination Payments—Laurence S. Geller Employment Agreement” beginning on page 30, in 2006 Mr. Geller received a grant comprised of stock options (40% of total value), performance shares (40% of total value) and time-vested RSUs (20% of total value). While grants for options and RSUs were made at the time of the contract, the determination of the number of performance shares earned is made at year-end in 2007, 2008 and 2009 based on actual performance. The performance shares are earned based on FFO per share against budget (67% of the performance shares eligible to be earned) and total shareholder return against the Bloomberg Hotel REIT Index (33% of the performance shares eligible to be earned).

On December 31, 2007, Mr. Geller earned 57,463 performance shares, which vest December 31, 2008. The earned performance shares were based on the achievement of the maximum level of FFO per share, equating to 41,576 performance shares, including reinvested dividends, and the achievement of relative TSR performance in the 58th percentile as measured against the Bloomberg Hotel REIT Index, equaling pay out at 116% of target for this component, or 15,887 performance shares, including reinvested dividends. Such shares will vest, based on continued employment by us, on December 31, 2008, subject to acceleration upon certain events and other terms of Mr. Geller’s employment agreement.

After consideration of Mr. Mead’s contributions, performance and development as a key senior executive, the compensation committee determined that Mr. Mead’s long-term compensation program should be aligned with and reflect elements of Mr. Geller’s long-term compensation program and Mr. Mead’s employment agreement was amended in March 2007. The amendment provided that Mr. Mead is eligible to receive an annual long-term incentive award valued at 140% of Mr. Mead’s base salary, which would be awarded in similar proportions to Mr. Geller’s award, or 40% of value in the form of stock options, 40% of value in the form of performance shares and 20% of value in the form of time-vested RSUs. Mr. Mead’s employment agreement is discussed in greater detail under “—Employment Agreements and Post-Termination Payments—James E. Mead Employment Agreement” beginning on page 34. The compensation committee engaged Pearl Meyer & Partners to assist in the review of and establishment of recommendations regarding the modifications to Mr. Mead’s employment agreement.

Immediately thereafter, in March 2007, pursuant to our 2004 Incentive Plan, the compensation committee made a long-term incentive award to Mr. Mead with a grant date value equal to $560,000. This award was comprised of three components as follows: (i) 40% of the grant date value ($224,000) (based on a binomial options valuation as of the grant date) was granted in the form of stock options to purchase 66,424 shares of common stock, (ii) 40% of the grant date value ($224,000) was granted in the form of performance shares, providing a right to earn, at target, 11,068 shares of common stock and (iii) 20% of the grant date value ($112,000) was granted in the form of time-based RSUs providing a right to obtain 5,534 shares of common stock. The number of shares comprising this award as well as the exercise price and number of shares underlying the stock options were determined based on the closing price per share of our common stock as of March 6, 2007.

On December 31, 2007, Mr. Mead earned 15,866 performance shares, which vest ratably over a three-year period, commencing December 31, 2007. The earned performance shares were based on the achievement of the maximum level of FFO per share, equating to 11,480 performance shares, including reinvested dividends, and the achievement of relative TSR performance in the 58th percentile as measured against the Bloomberg Hotel REIT Index, equaling pay out at 116% of target for this component, or 4,386 performance shares, including reinvested dividends. Such shares will vest, based on continued employment by us, in three equal annual installments beginning on December 31, 2007, each subject to acceleration upon certain events and other terms of Mr. Mead’s amended employment agreement.

In 2008, pursuant to our 2004 Incentive Plan, Mr. Mead received a long-term incentive award with a grant date value equal to $650,000. Due to his superior performance during 2007, Mr. Mead was awarded $62,000 above 140% of his base salary for a total award of 155% of his base salary. This award was also comprised of three components as follows: (i) 40% of the grant date value ($260,000) (based on a binomial option valuation as of the grant date) was granted in the form of stock options to purchase 148,805 shares of common stock, (ii) 40% of the grant date value ($260,000) was granted in the form of performance shares, providing a right to earn, at target, 19,346 shares of common stock, and (iii) 20% of the grant date value ($130,000) was granted in the form of time-based RSUs providing a right to obtain 9,673 shares of common stock. The number of shares comprising this award as well as the exercise price and number of shares underlying the stock options were determined based on the closing price per share of our common stock as of March 6, 2008.

Pursuant to his amended employment agreement, Mr. Mead is also eligible for an award valued at 140% of his base salary in 2009 with similar components comprised of 40% of the value in stock options, 40% of the value in performance shares and 20% of the value in time-based stock units to be issued upon the achievement of performance and service goals and other criteria as our board of directors determines appropriate and, to the extent issued, will be earned and vested to the extent such performance and service goals substantially similar to those established for the prior awards are achieved. The components of the awards granted to Mr. Mead will be earned and vested, unless otherwise accelerated pursuant to Mr. Mead’s amended employment agreement, only to the extent of the achievement of certain performance and/or service goals. The stock options vest in three equal annual installments beginning on December 31 following the grant date, and once vested, will remain exercisable for up to ten years after the grant date subject to earlier termination upon certain events and other terms of Mr. Mead’s amended employment agreement.

(4) Perquisites and Other Benefits

We provide executive officers with a limited number of perquisites that the Company and compensation committee believe are reasonable and consistent with our industry. The compensation committee reviews the perquisites annually. Perquisites are discussed in further detail in footnote 3 to the summary compensation table under “—2007 Summary Compensation Table” on page 25.

(5) Retirement

We do not have a defined benefit pension plan. The Strategic Hotel Funding, L.L.C. 401(k) Plan is a tax-qualified retirement savings plan pursuant to which all U.S. based employees, including the NEOs, are able to contribute and also receive a dollar-for-dollar Company matching contribution based on the level contributed by the employee capped at 6% and subject to the compensation limits for qualified plans. In the event of achievement of our financial goals, we retain discretion to provide an additional contribution to the accounts of all employees participating in the 401(k) plan.

(6) Employment Agreements:

We have employment agreements with Mr. Geller and Mr. Mead only. The employment agreements are intended to ensure retention of two critical members of the management team and to motivate Mr. Geller and Mr. Mead to achieve superior long-term results on behalf of the Company. Although the other NEOs do not have employment agreements, they are beneficiaries of our severance policy, further described under “—Employment Agreements and Post-Termination Payments—Severance Program” beginning on page 36.

Additionally, our 2004 Incentive Plan contains “single trigger” vesting of equity awards upon a change-in-control. We believe that such “single trigger” vesting is market practice for companies seeking to attract and retain top performing executives, provides a reasonable measure of security to the NEOs that the long-term component of their compensation is not put at risk should we undergo such a transaction and helps ensure that the NEOs would not have objections to a transaction favorable for shareholders based on loss or impairment of their equity compensation value.

V.	Timing of Equity Grants

Historically, grants of equity-based awards under our LTI program are determined by the compensation committee and have typically been made in March of each calendar year following review by the compensation committee of the prior year’s Company and individual performance. Grants may also be at other times of the year upon execution of a new employment agreement, or in a new hire or promotion situation.

Starting in 2007, the compensation committee determined that annual grants of RSUs, stock options or performance shares will be made on the same date once a year, currently March 6th, or if that is not a trading date, the grant date will be the following trading date. If the approved RSU or performance share grant is set forth in dollars, the number of RSUs will be determined using the closing price of the our common stock on the date of grant. The exercise price for stock options will also be the closing price of the our common stock on the date of grant. The compensation committee will approve such grants on (or possibly before) the grant date. The compensation committee retains the discretion to award grants of RSUs, stock options or performance shares at other times during the year if it determines such action is appropriate.

VI.	Adjustment or Recovery of Awards

To the extent that any of our financial results are misstated as a result of Mr. Geller’s willful misconduct or gross negligence and financial results are subsequently restated downward, Mr. Geller’s employment agreement provides for offsets for future amounts due and/or clawbacks against past amounts paid pursuant to annual bonus awards and the LTI program.

In addition, under Section 304 of Sarbanes-Oxley, if the Company is required to restate its financials due to material noncompliance with any financial reporting requirements as a result of misconduct, Mr. Geller and Mr. Mead must reimburse us for (1) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of securities during those 12 months.

VII.	Consideration of Prior Amounts Realized

In furtherance of our philosophy of rewarding executives for future superior performance, prior stock compensation gains are not considered in setting future compensation levels.

VIII.	Stock Ownership Guidelines and Hedging Policies

The compensation committee has adopted stock ownership guidelines that are intended to require executive officers to own stock, or RSUs, in the Company equal to a percentage of their base salary, depending on their position. Mr. Geller is required to own stock or RSUs equal to five times his base salary and the other NEOs are required to own stock or RSUs equal to three times their base salary. Executives are required to reach these levels within five years of the later of commencement of employment or promotion to such executive level.

We also maintain a policy that prohibits executives from holding our securities in a margin account or pledging our securities as collateral for a loan. An exception exists is if the executive requests prior approval from the Company to pledge securities as collateral for a loan (but not for margin accounts) and the executive can demonstrate the financial capacity to repay the loan without resort to the pledged securities. None of our executives have pledged shares in this manner.

IX.	Impact of Tax and Accounting

As a general matter, the compensation committee takes into the account the various tax and accounting implications of compensation vehicles employed by the Company.

When determining amounts of long-term incentive grants to executives and employees, the compensation committee examines the accounting cost associated with the grants. Under Statement of Financial Accounting Standard 123 (revised 2004), grants of stock options, restricted stock, restricted stock units and other share-based payments result in an accounting charge for us. The accounting charge is equal to the fair value of the instruments being issued. For RSUs (our predominant instruments for executives other than Mr. Geller and Mr. Mead), the cost is equal to the fair value of the stock on the date of grant times the number of shares or units granted. This expense is amortized over the requisite service period or vesting period of the instruments.

Report of the Compensation Committee on Executive Compensation

The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

The compensation committee has reviewed the Compensation Discussion & Analysis with management and, based on that review, recommends to the board of directors that it be included in our annual report on Form 10-K and our proxy statement.

Compensation Committee

James A. Jeffs (Chairman)

Edward C. Coppola

William A. Prezant

2007 Summary Compensation Table

The following table sets forth for the year indicated the annual compensation of our chief executive officer, our chief financial officer and our other “named executive officers”, as such term is defined in Item 402(a) of Regulation S-K.

(a)	(b)	(c)		(d)	(e)			(f)		(g)		(h)	(i)		(j)
Name and Principal Position	Year	Salary $		Bonus $	Stock Awards $(1)			Option Awards $(2)		Non-equity Incentive Plan Compen- sation $		Change in pension value and NQ DC Earnings $	All Other Compen- sation $(3)		Total $
Laurence S. Geller President and Chief Executive Officer	2007 2006	$ $	750,000 574,039	—	$ $	1,844,027 1,331,160		$ $	653,771 207,777	$ $	1,500,000 1,050,000	—	$ $	22,500 57,440	$ $	4,770,298 3,220,416

James E. Mead Executive Vice President, Chief Financial Officer	2007 2006	$ $	396,308 365,923	—	$ $	498,781 385,728			$72,558	$ $	450,000 261,000	—	$ $	22,500 23,979	$ $	1,440,147 1,036,630
Richard J. Moreau Executive Vice President—Asset Management	2007 2006	$ $	261,500 250,000	—	$ $	87,518 709,032	(4)		—	$ $	296,000 177,000	—	$ $	22,500 20,498	$ $	667,518 1,156,530

Jayson C. Cyr(5) Senior Vice President and Controller	2007 2006	$ $	218,846 210,000	—	$ $	139,957 52,577			—	$ $	185,000 121,000	—	$ $	22,500 19,549	$ $	566,303 403,126

Paula C. Maggio Senior Vice President, Secretary and General Counsel	2007 2006	$ $	217,692 198,558	—	$ $	119,638 64,307			—	$ $	195,000 86,000	—	$ $	22,500 18,786	$ $	554,830 367,651

(1)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of the performance shares and RSUs granted in 2007 as well as prior fiscal years, in accordance with FAS 123(R). The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 10 in our financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.
(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of stock options granted in 2007 as well as prior fiscal years, in accordance with FAS 123(R). The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 10 in our financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.
(3)	Each NEO received a 401(K) matching contribution of $22,500 in 2007. In 2007, the aggregate incremental cost to the Company of the perquisites to Mr. Geller, Mr. Mead, Mr. Moreau, Mr. Cyr and Ms. Maggio did not on an individual basis exceed $10,000 and consequently are not disclosed.
(4)	During 2006, Mr. Moreau reached “retirement eligibility” (age 60), and all of his previously granted RSUs outstanding vested immediately.
(5)	Effective January 1, 2008, Mr. Cyr has been transitioned to the role of Senior Vice President – Internal Audit.

2007 Grants of Plan-Based Awards

		Estimated future payouts under Non-equity incentive plan awards(1)					Estimated future payouts under equity incentive plan awards
(a)	(b)	(c)		(d)	(e)		(f)		(g)			(h)		(i)		(j)	(k)	(l)
Name	Grant date	Threshold ($)		Target ($)	Maximum ($)(2)		Threshold (#)		Target (#)			Maximum (#)		All other stock awards: number of shares of stock or units (#)(7)		All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)(9)	Grant Date fair value of stock and option awards ($/Sh)(10)
Laurence S. Geller		$500,000		$750,000	$1,500,000
James E. Mead	3/6/2007	$—	(2)	$300,000	—	(2)	5,534 — —	(3)	$ $	11,068 224,000 112,000	(3) (4) (5)	18,428 — —	(3)	12,402		66,424	$20.24	$719,813
Richard J. Moreau	3/6/2007	$98,625		$197,250	$296,000		0	(6)		$263,000	(6)	$394,500	(6)	12,995		—	—	$263,019
Jayson C. Cyr	3/6/2007	$66,000		$132,000	$198,000		0	(6)		$270,000	(6)	$330,000	(6)	12,995		—	—	$263,019
Paula C. Maggio	3/6/2007	$66,000		$132,000	$198,000		0	(6)		$220,000	(6)	$330,000	(6)	6,522		—	—	$132,005
	5/17/2007													6,083	(8)			$132,001

(1)	These columns show the potential value of the payout for each named executive if the threshold, target or maximum goals are satisfied for all performance measures for 2007. The business measurements, performance goals and salary and bonus multiples for determining the payout are described under “—Compensation Discussion and Analysis” beginning on page 15.
(2)	Mr. Mead’s employment agreement only refers to a target award. Additional discretionary awards can be granted to our NEOs.
(3)	Represents the potential number of performance shares that may be earned by Mr. Mead as of December 31, 2007 under the 2004 Incentive Plan, pursuant to his amended employment agreement. The business measurements and performance goals for determining the grant are described under “—Compensation Discussion and Analysis” beginning on page 15.
(4)	Represents the dollar amount of stock options that Mr. Mead was eligible to receive in 2007 under his amended employment agreement, which for these purposes is calculated based on his 2007 base salary of $400,000 per year. Actual awards were based on 2008 base salaries.
(5)	Represents the dollar amount of time-vested RSUs that Mr. Mead was eligible to receive in 2007 under his amended employment agreement, which for these purposes is calculated based on his 2007 base salary of $400,000 per year. Actual awards were based on 2008 base salaries.
(6)	Represents the dollar amount of time-vested RSUs that Mr. Moreau, Ms. Maggio and Mr. Cyr were eligible to be granted based on their 2007 base salaries. Actual awards were based on 2008 base salaries.
(7)	Except for 6,868 of Mr. Mead’s RSUs, all March 6, 2007 and May 17, 2007 grants are time vested with vesting of one-third of the grant on December 31, 2007 and on each of the subsequent two anniversaries of such date. Mr. Mead’s grant of 6,868 RSUs vest on January 1, 2010.
(8)	Ms. Maggio received an additional grant of 6,083 RSUs on May 17, 2007 upon Ms. Maggio’s promotion to Senior Vice President.
(9)	This column shows the exercise price for the stock options granted, which was the closing price of our common stock on March 6, 2007, the date of grant.
(10)	This column shows the full grant date fair value of the performance shares, RSUs and stock options in accordance with FAS 123(R) granted to the named executive officers in 2007. Generally, the full grant date fair value is the amount the Company would expense in its financial statements over the vesting period of the award. For RSUs, the fair value is calculated by using the closing price of our common stock on the grant date of $20.24 for March 6, 2007 (and $21.70 for the May 17, 2007 grant to Ms. Maggio). The fair value shown for option awards is accounted for in accordance with FAS 123(R) using a binomial method. For additional information on the valuation assumptions please refer to note 10 in our financial statements included in our annual report on Form 10-K for the year ended December 31, 2007. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the named executive officers.

2007 Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)
	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(4)		Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Name	Exercisable	Unexercisable
Laurence S. Geller	—	669,797	(2)	—	$20.40	9/7/2016	203,265	(5)	$3,400,623	130,590	(10)	$2,184,771

James E. Mead	22,141	44,283	(3)	—	$20.24	3/6/2017	72,060	(6)	$1,205,564	—		—

Richard J. Moreau(1)	—	—		—	—	—	8,663	(7)	144,932	—		—

Jayson C. Cyr	—	—		—	—	—	16,346	(8)	$273,469	—		—

Paula C. Maggio	—	—		—	—	—	14,564	(9)	$243,656	—		—

(1)	Stock awards granted prior to 2007 become fully vested upon the attainment of the holder’s retirement age of 60. Mr. Moreau reached the age of 60 in 2006 and therefore the unvested portion of the stock awards granted to him became fully vested. Stock awards granted in 2007 provide for full vesting upon a retirement eligibility age of 65. Stock awards granted in 2008 do not provide for accelerated vesting upon any retirement eligibility age.
(2)	Options granted on September 7, 2006, pursuant to Mr. Geller’s amended and restated employment contract vest and become exercisable ratably over a three-year period commencing on December 31, 2008. The options expire on the date shown in column (f), which is ten years from the date of grant.
(3)	Options granted on March 6, 2007 pursuant to Mr. Mead’s amended employment agreement vest and become exercisable ratably over a three-year period commencing December 31, 2007. The options expire on the date shown in column (f), which is ten years from the date of grant.
(4)	Dividend equivalents are generally paid on all RSUs. Dividend equivalents for Mr. Geller are reinvested as additional RSUs. Dividend equivalents for other NEOs are paid in cash.
(5)	The table below represents RSUs granted to Mr. Geller and the vesting of each tranche:

	Total Award	Vested	Unvested Reinvested Dividends	Vesting			Total Unvested
Grant Date				2008	2009	2010
1/1/2005	50,474	25,237	3,354	14,295	14,296		28,591
2/6/2006	68,293	17,073	3,939	18,386	18,386	18,387	55,159
9/7/2006	58,824		3,228	20,684	20,684	20,684	62,052
9/7/2006(a)	54,472		2,991	57,463			57,463

	232,063	42,310	13,512	110,828	53,366	39,071	203,265
(a)	Earned performance shares

(6)	The table below represents RSUs granted to Mr. Mead and the vesting of each tranche:

	Total Award	Vested	Vesting			Total Unvested
Grant Date			2008	2009	2010
1/1/2005	12,122	6,061	3,030	3,031		6,061
9/1/2005	10,953	5,476	2,738	2,739		5,477
9/22/2005	13,775			13,775		13,775
2/6/2006	34,147	8,536	8,537	8,537	8,537	25,611
3/6/2006	5,534	1,845	1,844	1,845		3,689
3/6/2006(a)	15,866	5,287	5,289	5,290		10,579
3/6/2006	6,868				6,868	6,868

	99,265	27,205	21,438	35,217	15,405	72,060
(a)	Earned performance shares

(7)	The table below represents RSUs granted to Mr. Moreau and the vesting of each tranche:

	Total Award	Vested	Vesting			Total Unvested
Grant Date			2008	2009	2010
3/6/2007	12,995	4,332	4,331	4,332		8,663

(8)	The table below represents RSUs granted to Mr. Cyr and the vesting of each tranche:

	Total Award	Vested	Vesting			Total Unvested
Grant Date			2008	2009	2010
2/6/2006	10,244	2,561	2,561	2,561	2,561	7,683
3/6/2007	12,995	4,332	4,331	4,332		8,663

	23,239	6,893	6,892	6,893	2,561	16,346

(9)	The table below represents RSUs granted to Ms. Maggio and the vesting of each tranche

Grant Date	Total Award	Vested	Vesting			Total Unvested
			2008	2009	2010
1/1/2005	5,000	2,500	1,250	1,250		2,500
2/6/2006	4,879	1,219	1,220	1,220	1,220	3,660
3/6/2007	6,522	2,174	2,174	2,174		4,348
5/17/2007	6,083	2,028	2,028	2,028		4,056

	22,484	7,921	6,672	6,672	1,220	14,564

(10)	This column represents the performance shares that could be earned based on performance. The business measurements and performance goals for earning the grant are described under “—Compensation Discussion and Analysis” beginning on page 15.

2007 Option Exercises and Stock Vested

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Laurence S. Geller	—	—	122,621	$2,640,030	(2)
James E. Mead	—	—	21,437	$425,717	(2)
Richard J. Moreau(2)	—	—	4,332	$90,755	(2)
Jayson C. Cyr	—	—	6,893	$127,613	(2)
Paula C. Maggio	—	—	10,865	$213,754	(2)

(1)	This column represents the number of stock awards previously issued under the 2004 Incentive Plan which have vested during 2007 in accordance with the schedules set forth in the applicable award agreements.
(2)	Receipt of some or all of the RSUs may have been deferred. See the table under “—2007 Nonqualified Deferred Compensation Plan” on page 29.

2007 Nonqualified Deferred Compensation Plan

The following table sets forth certain information with respect to deferrals made by the Company’s NEOs pursuant to our equity compensation plan, the earnings thereon and the aggregate balance at December 31, 2007:

Name (a)	Executive contributions in last FY ($)(1) (b)	Registrant contributions in last FY ($) (c)	Aggregate earnings in last FY ($)(2) (d)	Aggregate withdrawals/ distributions ($) (e)	Aggregate balance at last FYE ($)(3) (f)
Laurence S. Geller	$2,640,030	—	$(1,784,726)	—	$6,220,515
James E. Mead	$425,717	—	$(130,584)	—	$455,140
Richard J. Moreau	$90,755	—	$(20,794)	—	$72,474
Jayson C. Cyr	$127,613	—	$(33,086)	—	$115,320
Paula C. Maggio	$70,299	—	$(20,170)	—	$70,299

(1)	These amounts reflect the value of RSUs which vested during 2007 and were deferred by the executive. The value was determined based on the number of RSUs vested and deferred multiplied by the closing price on the vesting date.
(2)	Amount reflects decrease in vested and deferred RSUs value during 2007.
(3)	Amount reflects number of aggregate vested and deferred RSUs multiplied by the closing price on December 31, 2007 ($16.73).

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of January 1, 2008:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,917,958	(3)(4)	$20.39	1,082,043	(5)
Equity compensation plans not approved by security holders(2)	—		—	—

Total	1,917,958		$20.39	1,082,043

(1)	Approved prior to our initial public offering in June 2004 by our then sole shareholder and director.
(2)	We have no equity compensation plans not approved by security holders.
(3)	RSUs, stock options and performance shares, at maximum pay-out, outstanding as of December 31, 2007 under our 2004 Incentive Plan. RSUs and performance shares have no exercise price.
(4)	Table does not include grants of securities (comprised of 258,658 time vested RSUs, 148,805 stock options and 32,243 performance shares, at maximum pay-out) made as of March 6, 2008. As of April 4, 2008, in light of such grant and other typical activity such as forfeitures and director compensation taken in the form of RSUs, the total number of securities to be issued upon exercise of outstanding options, warrants and rights has increased to 2,359,073. This 2,359,073 is comprised of 885,026 options and 1,474,047 RSUs, including performance shares and RSUs previously granted that have vested and been delivered in the form of common stock. As of April 4, 2008, the weighted-average exercise price of outstanding options, warrants and rights is $19.22, the aggregate remaining term on the outstanding options is 8.7 years, and the remaining number of securities available for future issuance under equity compensation plans is 640,927.
(5)	The number of securities remaining for future issuance after December 31, 2007 consists of 1,082,043 shares issuable under our 2004 Incentive Plan and our Employee Stock Purchase Plan, both of which were approved by our shareholders. As of April 4, 2008, the remaining number of securities available for future issuance under equity compensation plans is 640,927.

2007 Director Compensation

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended December 31, 2007:

(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)
Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)		Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)		Total ($)(6)
John C. Deterding(1)	$3,000	$9,412		—	—	—	—		$12,412
Robert P. Bowen	$83,000	$40,015		—	—	—	—		$123,015
Michael W. Brennan	$ —	$85,765	(4)	—	—	—	—		$85,765
Kenneth Fisher	$39,500	$40,015		—	—	—	—		$79,515
William A. Prezant	$80,000	$60,000		—	—	—	—		$140,000
Sir David M.C. Michels	$49,500	$40,015		—	—	—	$216,449	(5)	$305,964
Edward C. Coppola	$ —	$82,754	(4)	—	—	—	—		$82,754
James A. Jeffs	$58,000	$40,015		—	—	—	—		$98,015

(1)	Mr. Deterding passed away on May 22, 2007.
(2)	Fees for Directors are:

Annual Retainer	$25,000
Chairman of the Board	$20,000
Chairman of the Audit Committee	$25,000
Chairman of the Corporate Governance and Nominating Committee	$8,000
Chairman of the Compensation Committee	$8,000
Board Meeting Fee	$1,500
Committee Meeting Fee	$1,500

(3)	All RSUs are fully vested upon issuance and therefore the grant date fair value is as shown in column (c).
(4)	Mr. Brennan and Mr. Coppola have elected to accept all of their fees earned for service on the Company’s Board of Directors and committees in the form of RSUs.
(5)	Sir David M.C. Michels acts as a consultant to the company regarding the Company’s European strategy. Pursuant to the Consulting Agreement, Sir David M.C. Michels is paid (i) annual cash compensation of $500,000, paid monthly, in arrears, (ii) an annual stipend of $25,000 to defray administrative expenses and (iii) 7,681 RSUs (with a grant date value of $150,000) which vest in three equal installments, commencing on the first anniversary of such grant.
(6)	Total RSU holdings of our directors as of December 31, 2007 are as follows: Robert P. Bowen—8,209; Michael W. Brennan—7,342; Edward C. Coppola—5,984; Kenneth Fisher—2,146; James A. Jeffs—3,530; Sir David M.C. Michels—11,572; and William A. Prezant—4,812.

Employment Agreements and Post-Termination Payments

The Company maintains employment agreements with the two top executive officers, Mr. Geller and Mr. Mead.

Laurence S. Geller Employment Agreement

A.	General

In September 2006, we entered into an amended and restated employment agreement with Mr. Geller to serve as our President and Chief Executive Officer. This agreement has an initial contract term through December 31, 2009, renewing annually thereafter on January 1st unless either party gives notice of non-renewal by October 1, with automatic renewal for a two-year term upon a change-in-control, as defined in the agreement. The agreement also obligates us to nominate Mr. Geller for election to our board of directors during the term of the agreement. The compensation components of the agreement generally provide for:

•	a base salary of at least $750,000, subject to annual review by the compensation committee;

•

eligibility for an annual cash performance-based bonus with a target bonus opportunity of $750,000, and a maximum bonus opportunity of $1,500,000 (with our compensation committee retaining the discretion to increase Mr. Geller’s bonus beyond the maximum), achievement of which is determined by the compensation committee with reference to certain pre-established levels of budgeted FFO per share, as well eligibility for discretionary incentive awards from time to time, to the extent deemed appropriate by the compensation committee;

•	participation in benefit plans generally made available to other employees.

B.	Post-Termination and Change-in-Control Payments

In the event of our termination of Mr. Geller without “cause” (as defined below) or “Constructive Termination” (as defined below) of Mr. Geller prior to a change-in-control, or more than 24 months following a change-in-control or in the event of his death or disability, Mr. Geller will receive all of the following amounts:

•	base salary and accrued vacation through the date of termination;

•	any other payments to be provided under any employee benefit plans or arrangements;

•

monthly payments in the amount of  1/12 of the sum of (a) Mr. Geller’s then current base salary, and (b) the higher of the then current target bonus or the average of the past three annual bonuses, which amounts are payable for the longer of one year or the duration of the contract term, which we refer to as the Severance Period;

•	a pro-rata target bonus for the year of termination;

•	continued health and medical benefits for the Severance Period;

•	immediate vesting of unvested RSUs and stock options (with stock option exercisability extended through the Severance Period); and

•	immediate vesting of earned but unvested performance shares, generally assuming that all performance shares for the remainder of the performance period had been earned at target levels.

In the event of a change-in-control (as defined below), our termination of Mr. Geller without “cause”, or “Constructive Termination” of Mr. Geller within 24 months thereafter, and in lieu of the amounts specified above, Mr. Geller will receive all of the following amounts:

•	base salary and accrued vacation through the date of termination;

•	any other payments to be provided under any employee benefit plans or arrangements;

•	a lump sum payment equal to three times the sum of (a) Mr. Geller’s then current base salary, and (b) the higher of the then current target bonus or the average of the past three annual bonuses;

•	a pro-rata target bonus for the year of termination;

•	continued health and medical benefits for thirty-six months;

•	immediate vesting of unvested RSUs and stock options (with stock option exercisability extended for thirty-six months following termination);

•	immediate vesting of earned but unvested performance shares, generally assuming that all performance shares for the remainder of the performance period had been earned at target levels; and

•	tax gross-ups on any parachute payments imposed by reason of Section 280G of the Internal Revenue Code.

In the event of a change-in-control absent a termination, Mr. Geller will not be entitled to severance payments, but his unvested RSUs, stock options and earned performance shares will become vested, generally assuming that all performance shares had been earned at target levels and he will be entitled to tax gross-ups on any parachute payments imposed by reason of Section 280G of the Internal Revenue Code

For purposes of Mr. Geller’s employment agreement, a “change-in-control” means the happening of any of the following:

•

any person or entity, including a “group”, has or acquires beneficial ownership of 30% or more of the combined voting power of our then outstanding securities entitled to vote generally in the election of directors (not including voting securities held by us or companies related to us or any employee benefit plan of ours or our related companies);

•

the individuals who, as of the beginning of the period commencing two years prior to the date on which the occurrence of a change-in-control is to be determined (or who have been approved by a vote of at least two-thirds of the members of the board of directors), constitute our board of directors, cease for any reason to constitute more than 50% of the board of directors;

•	a consummation of a merger, consolidation or reorganization or similar event involving us, whether in a single transaction or in a series of transactions, unless, following such transaction:

•

the persons or entities with beneficial ownership, immediately before such transaction, have beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving entity in such transaction in substantially the same proportions as their beneficial ownership of the voting securities immediately before such transaction;

•

the individuals who were members of the incumbent board immediately prior to the execution of the initial agreement providing for such transaction constitute more than 50% of the members of the board of the surviving entity in such transaction; and

•

no person or entity (other than us or a related company or any person who immediately prior to such transaction had beneficial ownership of 30% or more of the then voting securities) has beneficial ownership of 30% or more of the then combined voting power of the surviving entity’s then outstanding voting securities;

•

the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of our assets to any person or entity (other than us or any related company) unless, immediately following such disposition, the conditions described in the preceding three bullet points will be satisfied with respect to the entity which acquires such shares; or

•	our liquidation or dissolution.

Notwithstanding the above, a change-in-control shall not be considered to have occurred for purposes of this agreement where there is a management led buyout in which Mr. Geller participates or with which Mr. Geller is associated and Mr. Geller’s duties and responsibilities do not change in a material fashion following such event.

Mr. Geller’s employment agreement also contains non-compete, non-solicitation and confidentiality provisions. The non-compete provision applies during the term of the employment agreement and for a period of 12 months thereafter (unless Mr. Geller is terminated without “cause” or due to “Constructive Termination”). The non-solicitation of employees provision applies during the term of the employment agreement and for a period of 12 months thereafter.

If the Company does not extend the term of the agreement to December 31, 2010 and a termination of Mr. Geller's employment due to death, disability, Constructive Termination or termination without “cause” occurs after the term of the agreement, the options, time-based RSUs and earned performance shares granted to Mr. Geller under the LTI program award become immediately vested.

For the purposes of Mr. Geller’s employment agreement, “cause” means (i) the willful and continued failure by Mr. Geller to substantially perform his duties with us; (ii) willful gross misconduct involving serious moral turpitude, or breach of his duty of loyalty to us; (iii) conviction of (or plea of no contest to) a felony or a crime involving fraud or other illegal conduct which is demonstrably injurious to our financial position or reputation; (iv) a material breach of any of our material written policies; (v) willful dishonesty in connection with our business; (vi) willfully impeding or attempting to influence, impede or obstruct, or failing to materially cooperate with an investigation authorized by our board of directors; or (vii) willfully withholding, removing, concealing, destroying, altering or by other means falsifying (directly or indirectly) any material which is requested in connection with an investigation authorized by us.

For purposes of Mr. Geller’s employment agreement, “Constructive Termination” means (i) we reduce Mr. Geller’s base salary or bonus opportunity or materially breach the agreement; (ii) we materially reduce Mr. Geller’s duties or authority, fail to nominate Mr. Geller to the board of directors, or require him to report other than to the board or a committee of the board; (iii) we relocate our principal offices, or Mr. Geller’s principal place of employment, outside the Chicago metropolitan area; or (iv) any successor to our company, or our company itself following a change-in-control, fails to assume the employment agreement or affirm its obligations hereunder in any material respect.

The following table quantifies the amounts that we would owe Mr. Geller upon each of the termination or change in control triggers discussed above:

Laurence S. Geller
Executive Benefits and Payments Upon Termination (a) (b) (c)	Voluntary or For Cause Termination	Death or Disability	CIC Without Termination	Prior to CIC or more than 24 months after CIC, either: 1) Termination without Cause; or 2) Constructive Termination	Upon CIC or within 24 months after CIC, either: 1) Termination without Cause; or 2) Constructive Termination
Severance Payments (d)
Base Salary	N/A	$1,500,000	N/A	$1,500,000	$2,250,000
Short-Term Incentive	N/A	$2,200,000	N/A	$2,200,000	$3,300,000
Pro-rata Bonus for Year	N/A	$750,000	N/A	$750,000	$750,000

Value of Unvested Equity Awards and Accelerated
Options	N/A	0	0	0	0
Restricted Stock Units	N/A	$3,400,623	$3,400,623	$3,400,623	$3,400,623	(d)
Performance Shares	N/A	$1,384,207	$1,384,207	$1,384,207	$1,384,207	(d)

Value of Perquisites and Benefits
Accrued Vacation	$85,539	$85,539	N/A	$85,539	$85,539
Disability Benefits	N/A	N/A	N/A	N/A	N/A
Health Care	N/A	$30,228	N/A	$30,228	$45,342
280G Tax Gross-Up	N/A	N/A	N/A	N/A	$3,256,500

Total	$85,539	$9,350,597	$4,784,830	$9,350,597	$14,472,211

Footnotes

(a)	Values have not been discounted to reflect time value of money for payments made over future years.
(b)	All values assume termination on 12/31/07, and are based on our closing stock price as of 12/31/07 ($16.73).
(c)	As an employee, Mr. Geller participates in our life and disability insurance programs available to all employees and such broad-based benefits are not included in this table.
(d)	Additional awards granted after change in control would be subject to accelerated vesting upon such termination. Awards outstanding at the change in control would accelerate upon the change in control.

James E. Mead Employment Agreement

A.	General

In March 2007, we entered into an amended employment agreement with Mr. Mead to continue to serve as our Chief Financial Officer and Executive Vice President. Mr. Mead’s amended employment agreement provides for a base salary of at least $400,000 per year and a discretionary performance bonus targeted at 75% of his annual base salary. The agreement provides for annual long-term incentive awards in 2007, 2008 and 2009 having a grant-date fair value equal to 140% of Mr. Mead’s base salary, each of which vests in three equal installments and to the extent certain performance conditions are satisfied. In 2007, Mr. Mead’s long-term target award was $560,000. The agreement provides that such awards are to be allocated among Performance Shares (40% of total value), stock options (40% of total value) and RSUs (20% of total value).

B.	Post-Termination and Change-in-Control Payments

Mr. Mead’s amended employment agreement provides that if Mr. Mead is terminated without “cause” (defined similarly to the definition in Mr. Geller’s agreement as described above) or due to “constructive termination” (as defined below), he will be entitled to (i) severance pay equal to one times (two times if the termination is by reason of a change-in-control (as defined in our 2004 Incentive Plan)) his base salary plus his target bonus of 75% of base salary for such year and (ii) continuation of medical coverage for 12 months (18 months if the termination is by reason of a change in control). In addition, such termination will cause his RSUs granted in 2005 (and all RSUs by reason of a change-in-control) to immediately and fully vest.

Mr. Mead’s amended employment agreement contains non-compete, confidentiality, non-disparagement and non-solicitation covenants from Mr. Mead. The non-compete covenant applies during the term of the employment agreement and for a period of 12 months after the termination of the agreement for any reason prior to a change-in-control. The non-solicitation of employees covenant applies during the two-year period after the termination of Mr. Mead’s employment with us.

For purposes of Mr. Mead’s amended employment agreement, “Constructive Termination” means (i) we reduce Mr. Mead’s base salary or bonus opportunity or materially breach the agreement; (ii) we materially reduce Mr. Mead’s duties or authority, or materially restrict his ability to communicate with our chief executive officer or the board or a committee of the board; (iii) we relocate our principal offices, or Mr. Mead’s principal place of employment, outside the Chicago metropolitan area; or (iv) any successor to our company, or our company itself following a change-in-control, fails to assume the employment agreement or affirm its obligations hereunder in any material respect. Mr. Mead’s employment agreement does not contain a Section 280G tax gross-up provision.

The following table quantifies the amounts that we would owe Mr. Mead upon each of the termination or change-in-control triggers discussed above:

James E. Mead
Executive Benefits and Payments Upon Termination (a) (b) (c)	Voluntary or For Cause Termination	Death or Disability	CIC Without Termination	Prior to CIC or more than 12 months after CIC; either: 1) Termination without Cause; or 2) Constructive Termination	Upon or within 12 months after CIC; either: 1) Termination Without Cause; or 2) Constructive Termination
Severance Payments
Base Salary	N/A	N/A	N/A	$400,000	$800,000
Short-Term Incentive	N/A	N/A	N/A	$300,000	$600,000

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0
Restricted Stock Units (d)	0	$1,205,564	$1,205,564	$423,487	$1,205,564
Performance Shares	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	$38,462	$38,462	N/A	$38,462	$38,462
Disability Benefits	N/A	N/A	N/A	N/A	N/A
Health Care	N/A	N/A	N/A	$21,876	$32,813
280G Tax Gross-Up	N/A	N/A	N/A	N/A	N/A

Total	$38,462	$1,244,026	$1,205,564	$1,183,825	$2,676,839

Footnotes

(a)	Values have not been discounted to reflect time value of money for payments made over future years.
(b)	All values assume termination on 12/31/07, and are based on our closing stock price as of 12/31/07 ($16.73).
(c)	As an employee, Mr. Mead participates in our life and disability insurance programs available to all employees and such broad-based benefits are not included in this table.
(d)	Awards to Mr. Mead in 2005 vest upon termination without cause or constructive termination and all awards also vest in the event of a change-in-control. No other awards to Mr. Mead provide for such accelerated vesting upon termination without cause or constructive termination.

Severance Program

While NEOs other than Mr. Geller and Mr. Mead are not parties to an employment agreement, they are covered by the Company’s December 1, 2004 severance program applicable to our employees. Under the severance program, in the event the employment of any full-time employee is terminated by the Company for any reason, other than good cause based on the employee’s performance, the Company will pay the employee a specified amount of base salary, bonus and payment in lieu of medical insurance based on such employee’s position with the Company. Our NEOs other than Mr. Geller and Mr. Mead would be entitled to receive 12-months’ pay, defined as base salary and target bonus plus an amount equal to costs for medical insurance premiums for such 12-month period. The following tables quantify amounts to which our other three NEOs would be entitled if they had been terminated at the end of 2007:

Richard J. Moreau
Executive Benefits and Payments Upon Termination (a) (b) (c)	Voluntary or For Cause Termination	Death or Disability	CIC	Termination for Other Than Good Cause
Severance Payments
Base Salary	N/A	N/A	N/A	$263,000
Short-Term Incentive	N/A	N/A	N/A	$197,250

Value of Unvested Equity Awards and Accelerated
Options	N/A	N/A	N/A	N/A
Restricted Stock Units (d)	N/A	$144,932	$144,932	N/A
Performance Shares	N/A	N/A	N/A	N/A

Value of Perquisites and Benefits
Accrued Vacation	$25,794	$25,794	N/A	$25,794
Disability Benefits	N/A	N/A	N/A	N/A
Health Care	N/A	N/A	N/A	$15,114

Total	$25,794	$170,726	$144,932	$501,158

Footnotes

(a)	Values have not been discounted to reflect time value of money for payments made over future years.
(b)	All values assume termination on 12/31/07, and are based on our closing stock price as of 12/31/07 ($16.73).
(c)	As an employee, Mr. Moreau participates in our life and disability insurance programs available to all employees and such broad-based benefits are not included in this table.
(d)	Because Mr. Moreau has reached the age of 60, his RSUs granted prior to 2007 have vested and as a consequence are not included as accelerated for purposes of this table.

Jayson C. Cyr
Executive Benefits and Payments Upon Termination (a) (b) (c)	Voluntary or For Cause Termination	Death or Disability	CIC	Termination For Other than Good Cause
Severance Payments
Base Salary	N/A	N/A	N/A	$220,000
Short-Term Incentive	N/A	N/A	N/A	$132,000

Value of Unvested Equity Awards and Accelerated
Options	N/A	N/A	N/A	N/A
Restricted Stock Units	N/A	$273,469	$273,469	N/A
Performance Shares	N/A	N/A	N/A	N/A

Value of Perquisites and Benefits
Accrued Vacation	$21,154	$21,154	N/A	$21,154
Disability Benefits	N/A	N/A	N/A	N/A
Health Care	N/A	N/A	N/A	$15,114

Total	$21,154	$294,623	$273,469	$388,268

Footnotes

(a)	Values have not been discounted to reflect time value of money for payments made over future years.
(b)	All values assume termination on 12/31/07, and are based on our closing stock price as of 12/31/07 ($16.73).
(c)	As an employee, Mr. Cyr participates in our life and disability insurance programs and such broad-based benefits are not included in this table.

Paula C. Maggio
Executive Benefits and Payments Upon Termination (a) (b) (c)	Voluntary or For Cause Termination	Death or Disability	CIC	Termination For Other than Good Cause
Severance Payments
Base Salary	N/A	N/A	N/A	$220,000
Short-Term Incentive	N/A	N/A	N/A	$132,000

Value of Unvested Equity Awards and Accelerated
Options	N/A	N/A	N/A	N/A
Restricted Stock Units	N/A	$243,656	$243,656	N/A
Performance Shares	N/A	N/A	N/A	N/A

Value of Perquisites and Benefits
Accrued Vacation	$8,462	$8,462	N/A	$8,462
Disability Benefits	N/A	N/A	N/A	N/A
Health Care	N/A	N/A	N/A	$21,876

Total	$8,462	$252,118	$243,656	$382,338

Footnotes

(a)	Values have not been discounted to reflect time value of money for payments made over future years.
(b)	All values assume termination on 12/31/07, and are based on our closing stock price as of 12/31/07 ($16.73).
(c)	As an employee, Ms. Maggio participates in our life and disability insurance programs available to all employees and such broad-based benefits are not included in this table.

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED 2004 INCENTIVE PLAN

On March 27, 2008, the board of directors approved the Amended Incentive Plan. The primary purpose of the Amended Incentive Plan is to:

•

increase the number of securities reserved for issuance from 3,000,000 shares of our common stock to 4,200,000 shares of our common stock or units of our operating partnership, Strategic Hotel Funding, L.L.C.;

•	add units of our operating partnership as an additional type of award under the Amended Incentive Plan;

•	specifically limit the maximum term of options and stock appreciation rights to no more than 10 years and specifically prohibit repricing of options and stock appreciation rights;

•	require minimum vesting periods for certain awards; and

•	provide for compliance with the requirements of Section 409A of the Internal Revenue Code to the extent that awards are treated as deferred compensation.

In order for the Amended Incentive Plan to take effect, it must be approved by our shareholders at the 2008 annual meeting. As of April 4, 2008, there are 2,359,073 shares of our common stock subject to outstanding awards under the 2004 Incentive Plan. Accordingly, if our shareholders approve the Amended Incentive Plan, the maximum number of shares of our common stock or units of our operating partnership, Strategic Hotel Funding, L.L.C. that could be issued as new awards under the Amended Incentive Plan on or after May 22, 2008, assuming no cancellation or forfeiture of outstanding awards, would be 1,840,927 shares of our common stock or operating units of Strategic Hotel Funding, L.L.C. (comprised of 640,927 shares currently available for issuance under the 2004 Incentive Plan plus the additional 1,200,000 shares that will be available in the event our stockholders approve the Amended Incentive Plan).

Our board of directors believes it is important to increase the number of securities available for issuance under the Amended Incentive Plan and to expand the types of awards under the Amended Incentive Plan in order to, among other things, attract, retain and motivate employees, officers and directors of the Company and other persons who provide the Company with advisory or consulting services and to align their interests and efforts with those of stockholders and to provide an added incentive to work toward the Company’s growth and success.

Description of Amended and Restated 2004 Incentive Plan

The following is a summary description of the Amended Incentive Plan. The full text of the Amended Incentive Plan is attached as “Appendix A” to this proxy statement and the following description is qualified in its entirety by reference to Appendix A.

The purpose of our Amended Incentive Plan is to attract, retain and motivate our employees, officers, directors and other persons who provide us with advisory or consulting services by providing them with the opportunity to acquire a proprietary interest in our company or other incentives and to align their interests and efforts with those of our shareholders and to provide an added incentive to work toward our growth and success. We have approximately 60 employees and seven non-employee directors.

Our board of directors has delegated general administrative authority of the Amended Incentive Plan to the compensation committee with respect to awards to employees. Employees, non-employee directors and other persons who provide us with advisory or consulting services, who we call participants, are eligible to receive awards under the Amended Incentive Plan, except that only employees are eligible to receive an award of an incentive stock option. The compensation committee selects the employee-participants who are granted any award and our board of directors selects the director-participants who are granted any awards (respectively, the “Plan Committee”).

Except as may otherwise be specifically provided in the Amended Incentive Plan, the Plan Committee has the power to determine the terms of awards, including any business criteria to measure performance, the exercise price, the number of shares subject to each award, the exercisability and vesting of the awards and the form of consideration payable upon exercise. Also, the Plan Committee may permit the deferral of the receipt or payment of earned awards on such terms as the Plan Committee may determine that are consistent with the Amended Incentive Plan and consistent with Section 409A of the Internal Revenue Code.

The Amended Incentive Plan permits the grant of all of the types of awards listed below to participants. However, awards to date have consisted primarily of RSUs, although Mr. Geller and Mr. Mead have also received nonqualified stock options. The Amended Incentive Plan permits the issuance of:

•	restricted stock and RSUs;

•	nonqualified and incentive stock options to purchase common stock;

•	stock appreciation rights;

•	other stock or cash-based awards; and

•	units of our operating partnership, Strategic Hotel Funding, L.L.C. (which are convertible into shares of our common stock).

Restricted stock awards are awards of shares of our common stock that may be subject to vesting in accordance with terms and conditions established by the Plan Committee. RSUs are essentially the same as restricted stock except that instead of actual shares, RSUs represent a promise to pay out shares at some future date. RSUs have a tax advantage over restricted stock because the employee is not taxed at the federal income tax level at the time of vesting, as with restricted stock, but only when the shares of common stock are actually received. Units of our operating partnership are partnership interests.

The Plan Committee may impose whatever conditions to vesting, if any, it determines to be appropriate for restricted shares, RSUs or units of our operating partnership; provided that, subject to acceleration due to the participant’s death, disability, or retirement or a change in control and subject to a limited pool of awards of up to 10% of the total shares reserved under the Amended Incentive Plan that are not subject to these restrictions (“shorter vesting awards”), (i) the grant or vesting under an award of restricted stock, RSUs or units of our operating partnership that is based on performance criteria generally must be subject to a performance period of at least one year; and (ii) no condition or restriction that is based solely upon continued employment or the passage of time (or a performance period of less than one year) may provide for vesting or settlement of an award of restricted stock, RSUs or units of our operating partnership over a period of less than three years from the date the award is effective (or if earlier, the performance period begins). These limitations do not apply to either shorter vesting awards or awards of restricted stock, RSUs or units of our operating partnership granted in lieu of salary, earned cash bonus, or other earned cash compensation or which are granted as ordinary compensation to our non-employee directors. Any awards of restricted stock, RSUs or units of our operating partnership to our non-employee directors other than as ordinary compensation shall not be subject to management discretion. Unless provided otherwise by the Plan Committee, in the Amended Incentive Plan or in any relevant employment agreement, it is expected that any unvested restricted shares or RSUs will be forfeited upon termination of service other than because of death or disability.

Unless otherwise provided by the Plan Committee, participants holding restricted stock or RSUs have no voting rights with respect to such restricted stock or RSUs until such time as the underlying shares are issued. Dividends may be accrued with respect to unvested and vested restricted shares or RSUs held by a participant and converted into additional restricted stock or RSUs or distributed in cash. However, should a participant forfeit restricted shares or RSUs prior to vesting, any dividends accrued but unpaid with respect to such unvested restricted stock or RSUs will likewise be forfeited. Participants holding units of our operating partnership are subject to the terms of the award agreement, our operating partnership and the Amended Incentive Plan.

A stock option is the right to purchase shares of common stock at a fixed exercise price for a fixed period of time. The Plan Committee determines the terms of all options granted pursuant to the Amended Incentive Plan, including their exercise price; provided, however, with the exception of substitute awards (which are awards provided to replace options in place at companies we acquire, as more specifically defined in the Amended Incentive Plan), the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Unless otherwise provided by the Plan Committee, in the event of termination of service due to death or disability, all unvested options will expire and all vested options will remain exercisable until the earlier to occur of the date that is 12 months following such termination or the option’s date of expiration. In all other terminations, unless otherwise provided by the Plan Committee, all unvested options will expire and all vested options will remain exercisable until the earlier to occur of the date that is 90 days after such termination or the option’s date of expiration.

An option may never be exercised later than the expiration of its term. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant.

A stock appreciation right is the right to receive the appreciation in the fair market value of common stock between the exercise date and the date of grant for the number of shares of common stock for which the stock appreciation right is exercised. We may pay the appreciation in cash, in shares of our common stock with equivalent value, or in some combination thereof, as determined by the Plan Committee. The Plan Committee determines the exercise price of stock appreciation rights, the vesting schedule and other terms and conditions of stock appreciation rights.

The Plan Committee has the authority to create stock or cash awards under the Amended Incentive Plan in addition to those specifically described in the Amended Incentive Plan. The Plan Committee may set such terms and conditions of these awards as it deems appropriate and that are consistent with the terms of the Amended Incentive Plan.

In the event that any of the outstanding shares of our common stock are changed into or exchanged for a different number or kind of our shares or securities by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Amended Incentive Plan’s share authorization limits and restrictions will be adjusted proportionately, and the Plan Committee may adjust awards to preserve the benefits or potential benefits of outstanding awards. If an outstanding award expires or terminates before the end of the period during which awards may be granted, the unissued, underlying shares will be available for other awards under the Amended Incentive Plan.

Shares of common stock will not be deemed to be issued under the Amended Incentive Plan with respect to any portion of an award that is settled in cash. If the exercise or purchase price of an award is paid for through the tender of shares, or withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Amended Incentive Plan. Substitute awards will not count against the share limits described above.

The Amended Incentive Plan provides that in the event of a change in control of our company, as defined in the Amended Incentive Plan, all unvested awards will vest as of the date of such change in control. Upon a change in control, the compensation committee may provide for a cash payment to holders of awards in consideration for the cancellation of such awards.

For purposes of the Amended Incentive Plan, a “change-in-control” means the happening of any of the following:

•

any person or entity, including a “group”, has or acquires beneficial ownership of 25% or more of the combined voting power of our then outstanding securities entitled to vote generally in the election of directors (not including voting securities held by us or companies related to us or any employee benefit plan of ours or our related companies);

•

the individuals who, as of the beginning of the period commencing two years prior to the date on which the occurrence of a change-in-control is to be determined (or who have been approved by a vote of at least two-thirds of the members of the board of directors), constitute our board of directors, cease for any reason to constitute more than 50% of the board of directors;

•	a consummation of a merger, consolidation or reorganization or similar event involving us, whether in a single transaction or in a series of transactions, unless, following such transaction:

•

the persons or entities with beneficial ownership, immediately before such transaction, have beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the surviving entity in such transaction in substantially the same proportions as their beneficial ownership of the voting securities immediately before such transaction;

•

the individuals who were members of the incumbent board immediately prior to the execution of the initial agreement providing for such transaction constitute more than 50% of the members of the board of the surviving entity in such transaction; and

•

no person or entity (other than us or a related company or any person who immediately prior to such transaction had beneficial ownership of 25% or more of the then voting securities) has beneficial ownership of 25% or more of the then combined voting power of the surviving entity’s then outstanding voting securities;

•

the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of our assets to any person or entity (other than us or any related company) unless, immediately following such disposition, the conditions described in the preceding three bullet points will be satisfied with respect to the entity which acquires such shares; or

•	our liquidation or dissolution.

The Amended Incentive Plan will automatically terminate on the tenth anniversary of its original 2004 effective date unless terminated sooner pursuant to its terms. In addition, our board or the compensation committee has the authority to amend, suspend or terminate the Amended Incentive Plan provided it does not adversely affect any award previously granted thereunder and subject to obtaining shareholder approval of such amendment to the extent required by applicable law or stock exchange rule.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Amended Incentive Plan generally applicable to us and to participants in the Amended Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. When a nonqualified stock option is exercised, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a stock appreciation right with a grant price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock appreciation right on the date of exercise and the grant price of the stock appreciation right.

Restricted Stock, RSUs, and Units of Operating Partnership. Upon receipt of an unrestricted stock award or unit of our operating partnership, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares or unit of our operating partnership at such time over the amount, if any, paid by the participant with respect to the shares or units of our operating partnership. A participant generally will not have taxable income upon the grant of restricted stock, RSUs or restricted units of our operating partnership. Instead, the participant will recognize ordinary income at the time of vesting with respect to restricted stock or restricted units of our operating partnership or payout with respect to RSUs equal to the fair market value (on the vesting or payout date respectively) of the shares or cash received minus any amount paid. For restricted stock or restricted units of our operating partnership only, a participant may instead elect to be taxed at the time of grant. Units of our operating partnership are partnership interests and therefore a participant will generally be subject to taxation of the participant’s proportionate share of partnership income on a flow-through basis once the unit is vested or if an election is made to be taxed at the grant.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 280G and Parachute Payment Treatment. Acceleration of vesting or payment of awards under the Amended Incentive Plan in the event of a change in control may cause part or all of the amount involved to be treated as an “excess parachute payment” under Section 280G of the Code. Such treatment may subject the participant to a 20% excise tax and preclude deduction of such amounts by us.

Section 409A and Deferred Compensation Treatment. Under Section 409A of the Code, certain awards granted under the Amended Incentive Plan are likely to be determined to be nonqualified deferred compensation. Section 409A of the Internal Revenue Code imposes on persons with nonqualified deferred compensation that does not meet the requirements of Section 409A of the Internal Revenue Code (i) taxation immediately upon vesting of the nonqualified deferred compensation and earnings thereon (regardless of whether the compensation is then paid); (ii) interest at the underpayment rate plus 1%; and (iii) an additional 20% tax. To the extent applicable, the Amended Incentive Plan intends that awards be exempt from or comply with Section 409A of the Internal Revenue Code.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Amended Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended Incentive Plan until all tax withholding obligations are satisfied.

Plan Benefits

Awards to employees, officers, directors, consultants, and others providing service under the Amended Incentive Plan are made at the discretion of the Plan Committee. Therefore, the benefits and amounts that will be received or allocated under the Amended Incentive Plan are not determinable in advance of such grants. No grants have been made under the 2004 Incentive Plan that are contingent on the approval of the Amended Incentive Plan by shareholders. Information about grants made in 2007 under the 2004 Incentive Plan to our NEOs can be found in the table under “Executive Compensation—2007 Grants of Plan-Based Awards” on page 26. Awards made to our non-employee directors in 2007 are described in the table under “Executive Compensation—2007 Director Compensation” on page 30. Awards made to non-executive officer employees, as a group, in 2007 equaled $1,644,124, based on our December 31, 2007 closing stock price of $16.73 and were comprised of 98,274 RSUs. Additional information about the 2004 Incentive Plan and other plans pursuant to which awards may be made is provided under “Executive Compensation—Equity Compensation Plan Information” on page 29.

Vote Required; Recommendation

The approval of the Amended Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting, provided that the total votes cast on the proposal must represent over 50% in interest of all securities entitled to vote on the proposal. Our board of directors unanimously recommends that you vote for the Amended Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of Forms 3, 4 and 5 and amendments thereto and other information obtained from our directors and officers and certain 10% shareholders or otherwise available to us, we believe that during the 2007 fiscal year our directors, officers and beneficial owners of more than 10% of our total outstanding common shares complied with all Section 16(a) filing requirements applicable to them, except that purchases of 1,600, 400 and 585 shares by Richard J. Moreau, our Executive Vice President—Asset Management, on August 16, 2007 were inadvertently reported late on August 22, 2007.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 28, 2008, there were a total of 74,400,213 shares of our common stock issued and outstanding. The following table sets forth, as of April 4, 2008, certain information with respect to the beneficial ownership of our common stock by:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each director, director nominee and named executive officer currently employed by us; and

•	all of our directors and executive officers as a group.

Such information (other than with respect to our directors and executive officers) is based on a review of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our common stock.

In presenting the percentage interest, we have assumed that all membership units of our operating partnership are immediately exchangeable for shares of our common stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Number of Membership Units	Percent of Class
Directors and Executive Officers (2)
Laurence S. Geller	16,200	67,095	*
Robert P. Bowen	2,500	—	*
Michael W. Brennan	10,300	—	*
Edward C. Coppola	55,000	—	*
Kenneth Fisher	30,000	—	*
James A. Jeffs	0	—	*
Sir David M.C. Michels	22,600	—	*
William A. Prezant	10,000	—	*
Jayson C. Cyr	0	—	*
Paula C. Maggio	12,594	—	*
James E. Mead	3,000	—	*
Richard J. Moreau	11,424	—	*
All directors, nominees and executive officers as a group (13 in group)	173,618	67,095	*

Other Shareholders
AXA Financial, Inc. et al. (3)	5,123,742	—	6.9%
Barclays Global Investors, NA, et al. (4)	4,021,748	—	5.4%
Cohen & Steers, Inc., et al. (5)	9,786,296	—	13.2%
High Rise Partners II, L.P., et al. (6)	4,263,100	—	5.7%
ING Groep N.V. et al. (7)	6,093,102	—	8.2%
Morgan Stanley et al. (8)	12,403,115	—	16.7%
Security Capital Research & Management Incorporated, et al. (9)	10,686,851	—	14.4%
The Vanguard Group, Inc. (10)	4,683,395	—	6.3%

*	Less than 1 percent of the issued and outstanding shares.
(1)	Does not include the following shares of common stock underlying RSUs: Mr. Geller, 579,311, Mr. Bowen, 8,209, Mr. Brennan, 8,199, Mr. Coppola, 6,736, Mr. Fisher, 2,146, Mr. Jeffs, 3,530, Sir David M.C. Michels, 11,572, Mr. Prezant, 4,812, Mr. Cyr, 39,609, Ms. Maggio 42,337, Mr. Mead, 108,938 and Mr. Moreau, 110,006.
(2)	The address of each listed director and executive officer is c/o Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, Illinois 60606.
(3)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2008 by (i) AXA Assurances I.A.R.D. Mutuelle (Address: 26, rue Drouot, 75009 Paris, France), (ii) AXA Assurances Vie Mutuelle (Address: 26, rue Drouot, 75009 Paris, France), (iii) AXA Courtage Assurange Mutuelle (Address: 26, rue Drouot, 75009, Paris, France), (iv) AXA (Address: 25, avenue Matignon, 75008 Paris, France) and (v) AXA Financial, Inc. (Address: 1290 Avenue of the Americas, New York, NY 10104), collectively, “AXA.” In the AXA Schedule 13G, each of the reporting persons, with the exception of AXA Financial, Inc., reported sole voting power of 3,284,870 shares, shared voting power of 15,498 shares, sole dispositive power of 5,123,683 shares and shared dispositive power of 59 shares. AXA Financial, Inc. reported sole voting power of 1,760,911 shares, shared voting power of 15,498 shares, sole dispositive power of 1,866,301 shares and shared dispositive power of 59 shares.

(4)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G filed with the SEC on February 6, 2008 by (i) Barclays Global Investors, NA (address: 45 Fremont Street, San Francisco, CA 94105) (ii) Barclays Global Fund Advisors (address: 45 Fremont Street, San Francisco, CA 94105), (iii) Barclays Global Investors, Ltd. (address: Murray House, 1 Royal Mint Court, London, EC3N 4HH), (iv) Barclays Global Investors Japan Trust and Banking Company Limited (address: Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-0012 Japan), (v) Barclays Global Investors Japan Limited (address: Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402 Japan), (vi) Barclays Global Investors Canada Limited (address: Brookfield Place, 161 Bay Street, Suite 2500, PO Box 614, Toronto, Canada, Ontario M5J 2S1), (vii) Barclays Global Investors Australia Limited (address: Level 43, Grosvenor Place, 225 George Street, PO Box N43, Sydney, Australia NSW 1220) and (viii) Barclays Global Investors (Deutschland) AG (address: Apianstrasse 6, D-85774, Unterfohring, Germany), collectively, “Barclays.” In the Barclays Schedule 13G, Barclays Global Investors, NA. reported sole voting power of 1,857,261 shares and sole dispositive power of 2,349,337 shares. Barclays Global Fund Advisors reported sole voting power and sole dispositive power of 1,626,733 shares. Barclays Global Investors, Ltd. reported sole voting power and sole dispositive power of 10,510 shares. Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG reported beneficial ownership of “-” shares.
(5)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2008 by (i) Cohen & Steers, Inc. and (ii) Cohen & Steers Capital Management, Inc., collectively, “Cohen.” Cohen’s address is 280 Park Avenue, 10th Floor, New York, NY 10017. In the Cohen Schedule 13G/A, each reporting person reported sole voting power of 9,141,296 shares and sole dispositive power of 9,786,296 shares.
(6)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2008 by (i) High Rise Partners II, L.P., (ii) High Rise Institutional Partners, L.P., (iii) Cedar Bridge Realty Fund, L.P., (iv) Cedar Bridge Institutional Fund, L.P. (v) High Rise Capital Advisors, L.L.C., (vi) Bridge Realty Advisors, LLC (vii) David O’Connor and (viii) Charles Fitzgerald, collectively, “High Rise.” High Rise’s address is 535 Madison Avenue, New York, NY 10022. In the High Rise Schedule 13G/A, High Rise Partners II, L.P. reported shared voting power and shared dispositive power of 2,169,300 shares. High Rise Institutional Partners, L.P. reported shared voting power and shared dispositive power of 1,454,000 shares. Cedar Bridge Realty Fund, L.P. reported shared voting power and shared dispositive power of 335,100 shares. Cedar Bridge Institutional Fund, L.P. reported shared voting power and shared dispositive power of 304,700 shares. High Rise Capital Advisors, L.L.C. reported shared voting power and shared dispositive power of 4,263,100 shares. Bridge Realty Advisors, LLC reported shared voting power and shared dispositive power of 639,800 shares. David O’Connor reported shared voting power and shared dispositive power of 4,263,100 shares. Charles Fitzgerald reported shared voting power and shared dispositive power of 4,263,100 shares.
(7)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2008 by (i) ING Groep N.V. (address: Amstelveenseweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, The Netherlands) and (ii) ING Clarion Real Estate Securities, L.P. (address: 201 King of Prussia Road, Suite 600, Radnor, PA 19087), collectively, “ING.” In the ING Schedule 13G/A, ING Groep N.V. reported sole voting power and sole dispositive power of 6,093,102 shares. ING Clarion Real Estate Securities, L.P. reported sole voting power of 1,802,507 shares, shared voting power of 3,600 shares and sole dispositive power of 4,848,637 shares.
(8)

Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 14, 2008 by (i) Morgan Stanley (address: 1585 Broadway, New York, NY 10036) and (ii) Morgan Stanley Investment Management Inc. (address: 522 Fifth Avenue, New York, NY 10036), collectively, “Morgan Stanley.” In the Morgan Stanley Schedule 13G/A, Morgan Stanley reported sole voting power of 8,877,915 shares, shared voting power of 323 shares and sole dispositive power of 12,403,115 shares. Morgan Stanley Investment Management Inc.

reported sole voting power of 7,200,320 shares, shared voting power of 323 shares and sole dispositive power of 10,151,812 shares.
(9)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 15, 2008 by (i) Security Capital Research & Management Incorporated and (ii) Security Capital Preferred Growth Incorporated, collectively, “Security Capital.” Security Capital’s address is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. In the Security Capital Schedule 13G/A, Security Capital Research & Management Incorporated reported sole voting power of 8,754,051 shares and sole dispositive power of 10,686,851 shares. Security Capital Preferred Growth Incorporated reported sole voting power and sole dispositive power of 6,241,000 shares.
(10)	Other than the information relating to its percentage ownership of our common stock, based solely on information contained in a Schedule 13G/A filed with the SEC on February 13, 2008 by The Vanguard Group, Inc., or “Vanguard.” Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355. In the Vanguard Schedule 13G/A, Vanguard reported sole voting power of 99,224 shares and sole dispositive power of 4,683,395 shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Laurence Geller, the Company’s President and Chief Executive Officer, has an ownership interest in Strategic Hotel Capital, L.L.C. (“SHC LLC”), with which the Company previously had an asset management agreement and from which the Company subleased office space for approximately $341,000 per year, payable monthly in advance. This lease agreement commenced on July 1, 2004 and expired October 31, 2007.

Cory Warning, the son-in-law of Laurence Geller, the Company’s President and Chief Executive Officer, serves as Vice President, Development for the Company. Mr. Warning's base salary is currently $150,000 per annum. Related to 2007 performance, Mr. Warning received a cash bonus of $74,520 and a 2008 grant of restricted stock units valued at $100,000.

Luca Franco, the son-in-law of Laurence Geller, the Company’s President and Chief Executive Officer, serves as Vice-President-Development and is one of the founders and a 10% owner of Luxury Leisure Properties International, L.L.C. (“LLPI”). The Company is also a founder of LLPI and to date the Company has contributed $1,200,000 of a $2,000,000 subscription to LLPI. For such subscription, the Company owns a 40% interest in LLPI. Additionally, the Company has entered into an Asset Management Agreement with LLPI for its ownership interest at the Four Seasons Punta Mita Residence Club for $10,000 per month, effective February 1, 2008.

Mr. Franco previously served as President of European and Middle Eastern operations for Destination Club Partners (“DCP”). During 2007, DCP was paid $198,580 to work on timeshare and fractional projects in North America and the Company paid expenses related to the projects for which the Company had engaged DCP to (i) an affiliate of DCP, Destination Club Realty, in the amount of $78,991, and (ii) an affiliate of DCP, Destination Club Management, in the amount of $39,893. The engagement of DCP was terminated as of February 6, 2007.

In August 2007, the Company entered into a consulting agreement with Sir David M.C. Michels, a member of our board of directors. Under the terms of the agreement, Sir David M.C. Michels provides certain consulting services to the Company relating to the Company’s European strategy, including pursuing acquisition opportunities, facilitating relationships and advising on current European operations. The agreement has an initial term of one year but can be extended indefinitely. Pursuant to the agreement, Sir David M.C. Michels receives: (i) annual compensation of $500,000, paid monthly, in arrears; (ii) an annual stipend of $25,000 paid monthly, to defray his administrative expenses in performing his duties under the agreement; and (iii) a $150,000 grant of restricted stock units (7,681 RSU’s), issued under the Company’s 2004 Incentive Plan, which shall vest in three equal installments commencing on the first anniversary of such grant, provided that Sir David M.C. Michels is still providing services to the Company, either as a consultant, director or employee, on such vesting dates.

Pursuant to our code of business conduct and ethics, without the approval of our audit committee, we will not:

•	engage in any material transaction, including one that involves the acquisition or sale of assets, with SHC LLC;

•

acquire from or sell to any of our directors, officers, employees or significant stockholders (i.e. holds 5% of our outstanding stock) or any immediate family member (including a significant other) of any of the foregoing, which we refer to collectively as related persons, or any entity in which any of our related persons is employed or has with other related persons a collective interest of more than 5%, any assets or other property;

•

make any permissible loan to or borrow from any of our related persons, or any entity in which any of our related persons, is employed or has with other related persons a collective interest of more than 5% or, in the case of a partnership, for which any of them serves as a general partner or is otherwise associated; or

•

engage in any other transaction, including a financial transaction, arrangement or relationship, or series of any of the forgoing, with any of our related persons, or any entity in which any of our related persons is employed or has with other related persons a collective interest of more than 5% or, in the case of a partnership, for which any of them serves as a general partner or is otherwise associated.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Deloitte & Touche LLP, which have been our independent auditors since 2002, have been appointed by our audit committee as our independent auditors for the fiscal year ending December 31, 2008, and our audit committee has further directed that the appointment of such accountants be submitted for ratification by the shareholders at the annual meeting. We have been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from shareholders.

Shareholder ratification of the appointment of Deloitte & Touche LLP as our independent auditors is not required by our charter or otherwise. However, our board of directors is submitting the appointment of Deloitte & Touche LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our board of directors or audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors or audit committee determined that such a change would be in our and our shareholders’ best interests.

Principal Accounting Firm Fees

Aggregate fees we were billed for the fiscal years ended December 31, 2007 and 2006 by our principal accounting firm, Deloitte & Touche LLP, were as follows (in thousands of dollars):

	2006	2007
Audit fees (a)	$4,993	$3,449
Audit-related fees (b)	129	0

Total audit and audit-related fees	5,062	3,449
Tax fees (c)	1,151	689
Other fees (d)	2	2

Total	$6,215	$4,140

(a)	Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and comfort letters on and review of SEC registration statements.
(b)	Audit-related fees include amounts billed to us for consultation on accounting standards.
(c)	Tax fees include amounts billed to us primarily for tax planning and consulting, tax compliance and preparation and review of federal, state and local tax returns and tax fees related to REIT tax matters.
(d)	Other fees include amounts billed to us related to Deloitte’s Accounting Research Tool (DART).

The audit committee of our board of directors was advised of the services provided by our independent auditors that are unrelated to the audit of the annual fiscal year end financial statements and the review of interim financial statements and has considered whether the provision of these services is compatible with maintaining our independent auditors’ independence, and has determined such services for fiscal 2007 were compatible.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The audit committee of our board of directors is responsible for appointing, setting compensation and overseeing the work of our independent accountants. The audit committee’s pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services and requires the specific pre-approval by the audit committee, prior to engagement, of such services.

In addition, pursuant to the policy, we will not retain our independent accountants for non-audit services, other than those specifically listed in the policy, unless (i) in the opinion of our senior management, our independent accountants possess unique knowledge or technical expertise that is superior to that of other potential providers, (ii) the approval of the chairman of our audit committee and our chief financial officer are obtained prior to the retention and (iii) the retention will not impair the independence of the independent accountants.

The audit committee has delegated authority to pre-approve all audit and non-audit services to the chairman of the audit committee, provided such services do not, in the aggregate, exceed $100,000 in any quarter. The chairman shall report any pre-approval decisions promptly to the audit committee no later than at its next quarterly meeting. The audit committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent accountants.

In accordance with our audit committee pre-approval policy, all audit and non-audit services performed for us by our independent accountants were pre-approved by the audit committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Vote Required; Recommendation

The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent auditors. Our board of directors unanimously recommends that you vote for the ratification of Deloitte & Touche LLP as our independent auditors.

Report of the Audit Committee

The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors and operates under a written charter adopted by the board of directors. The charter can be viewed, together with any future changes that may occur, on our website at www.strategichotels.com. The audit committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The audit committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent auditors perform an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee has met and held discussions with management and the independent auditors with respect to our consolidated financial statements for fiscal year 2007 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the audit committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte & Touche LLP. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Our independent auditors also provided to the audit committee the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the audit committee discussed with the independent auditors their views as to their independence. The audit committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte & Touche LLP. The audit committee meetings include, whenever appropriate, executive sessions with our independent auditors without the presence of our management.

In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external or internal audits, whether the company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the audit committee’s considerations, discussions with management and the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

Strategic Hotels & Resorts, Inc. Audit Committee

Robert P. Bowen (Chairman)

Michael W. Brennan

James A. Jeffs

Kenneth Fisher

ANNUAL REPORT

Our annual report to shareholders is being concurrently distributed to shareholders herewith.

OTHER MATTERS

Our management does not know of any other matters to come before the annual meeting. If, however, any other matters do come before the annual meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

SHAREHOLDER PROPOSALS

If you wish to submit a shareholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2009 annual meeting of shareholders, you must submit the proposal to our Secretary no later than December 18, 2008 in accordance with Rule 14a-8. In addition, if you desire to bring business (including director nominations) before our 2009 annual meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 18, 2008, and no later than 5:00 p.m. (Central Time), December 18, 2008. Among other requirements, shareholder proposals must set forth (1) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (2) the name, age and address of the shareholder proposing such business, (3) the number of shares of common stock beneficially owned by such shareholder and (4) any material interest of such shareholder in such business. For additional requirements, shareholders should refer to our bylaws, Article II, Section 11, a current copy of which may be obtained from our Secretary.

Appendix A

STRATEGIC HOTELS & RESORTS, INC.

AMENDED AND RESTATED 2004 INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of this Strategic Hotels & Resorts, Inc. Amended and Restated 2004 Incentive Plan (the “Plan”) is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of Strategic Hotels & Resorts, Inc. (the “Company”) and its Related Companies (individually or collectively, “Employer”) by providing them the opportunity to acquire a proprietary interest in the Company or other incentives and to align their interests and efforts to the interests of the Company’s stockholders and to provide an added incentive to work towards the Company’s growth and success.

SECTION 2. DEFINITIONS

Certain terms used in this Plan have the meanings set forth in Appendix I.

SECTION 3. ELIGIBILITY

An Award may be granted to any employee, officer, director, consultant, agent, advisor or independent contractor of the Company or a Related Company whom the Committee from time to time selects.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1    Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 14.1, a maximum of four million, two hundred thousand (4,200,000) shares of Common Stock or OP Units shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company. An issuance of either a share of Common Stock or an OP Unit shall count as a reduction of one against the maximum set forth in this Section.

4.2    Share Usage

(a) Shares of Common Stock or OP Units covered by an Award shall not be counted as used unless and until they are actually issued to a Participant. Subject to Sections 6.7 and 9.3, if any Award lapses, expires, terminates or is canceled prior to the issuance of shares of Common Stock or OP Units hereunder or if shares of Common Stock or OP Units are issued under this Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares of Common Stock or OP Units subject to such Awards and the forfeited or reacquired shares of Common Stock or OP Units shall again be available for issuance under the Plan. Any shares of Common Stock or OP Units (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the exercise of an Option, purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares of Common Stock or OP Units covered by the Award are not issued to a Participant shall be available for Awards under the Plan. The number of shares of Common Stock or OP Units available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional shares of Common Stock or OP Units subject or paid with respect to an Award other than an Option or Stock Appreciation Right.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Employer.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock or OP Units authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or nonemployee directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger, consolidation or statutory share exchange is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) The maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 14.1.

SECTION 5. AWARDS

5.1    Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under this Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies, as the Committee shall determine.

5.2    Evidence of Awards

Awards granted under the Plan shall be evidenced by a written (including electronic) notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with this Plan.

5.3    Vesting of Awards

The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief executive officer or, with respect to directors or executive officers, the Committee, whose determination shall be conclusive and binding.

5.4    Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents or converting such credits to deferred share unit equivalents; provided, however, that the terms of any deferrals under this Section 5.4 are intended to comply with the requirements of Section 409A of the Code and Section 17.5 of this Plan.

5.5    Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents paid with respect to shares underlying an Award other than an Option or Stock Appreciation Right in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock, Stock Units or OP Units.

SECTION 6. OPTIONS

6.1    Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

6.2    Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards.

6.3    Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the Award Agreement, the maximum term of a Nonqualified Stock Option shall be as established for that Option by the Committee but not to exceed ten years from the Grant Date or, if not so established, shall be ten years from the Grant Date.

6.4    Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 6.5 and 12. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

6.5    Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash, check or wire transfer;

(b) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(c) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant;

(d) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e) such other consideration as the Committee may permit.

6.6    Effect of Termination of Service

The Committee shall establish and set forth in each Award Agreement that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the Award Agreement, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Disability or death, the date that is ninety (90) days after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Disability or death, the date that is twelve months after such Termination of Service; and

(iii) the last day of the Option Term (“Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (a) the Option Expiration Date and (b) twelve months after the date of death, unless the Committee determines otherwise. A Participant’s change in status from an employee to a consultant, advisor or independent contractor shall not be considered a Termination of Service for purposes of this Section 6.6.

6.7    No Repricing

Other than in connection with a change in the Company’s capitalization (as described in Section 14), an Option may not be repriced without stockholder approval (including canceling previously awarded Options and regranting them with a lower exercise price or taking any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Common Stock are traded).

SECTION 7. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

7.1    Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

7.2    Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

7.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

7.4    Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

7.5    Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

7.6    Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

7.7    Code Definitions

For the purposes of this Section 7 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 8. RESTRICTED STOCK, STOCK UNITS AND OP UNITS

8.1    Grant of Restricted Stock, Stock Units and OP Units

The Committee may grant Restricted Stock, Stock Units and OP Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may include, without limitation, restrictions based on continuous service with the Employer or the achievement of performance criteria), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award provided that except as otherwise set forth in this Section, in no event shall the conditions or restrictions on the grant or vesting of an Award of Restricted Stock, RSUs or OP Units that are based on performance criteria be subject to a performance period of less than one year and no condition or restriction that is based solely upon continued employment or the passage of time (or a performance period of less than one year) shall provide for vesting or settlement in full of an Award of Restricted Stock, RSUs or OP Units over a period of less than three years from the date as of which the Award is effective (or if earlier, the performance period begins), in each case other than as a result of or upon the death, disability or retirement of the Participant or a change in control of the Company. Notwithstanding anything herein to the contrary, the limitations contained in the preceding sentence shall not apply to Restricted Stock, RSUs and OP Units that are granted in lieu of salary, earned cash bonus or other earned cash compensation or with respect to Substitute Awards or which are granted as ordinary compensation to Non-employee Directors; in each of these situations there need not be restrictions or a minimum period for restrictions. Any Awards of Restricted Stock, RSUs or OP Units to Non-employee Directors other than as ordinary compensation to Non-employee Directors shall not be subject to management discretion. In addition, notwithstanding anything herein to the contrary, the Committee may (a) grant Awards of Restricted Stock, RSUs and OP Units which fully vest prior to three years (including without limitation, prior to one year in the case of Awards of Restricted Stock, RSUs or OP Units whether or not subject to performance criteria) from the date of grant and (b) waive vesting restrictions with respect to Awards of Restricted Stock, RSUs and of OP Units (such awards under (a) and (b), “Shorter Vesting Awards”) as determined by the Committee and evidenced in an Award Agreement or amendment thereof provided that the aggregate number of shares of Common Stock or OP Units underlying all such Shorter Vesting Awards under the Plan shall not exceed 10% of the number set forth in Section 4.1 (including adjustments pursuant to Section 14.1). Furthermore, nothing in this Section 8.1 prohibits the Committee from granting Awards during the first quarter of a calendar year which vest one-third at the end of such calendar year or the first day of the succeeding calendar year and one-third on each anniversary of such initial vesting date.

8.2    Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 12, (a) the shares of

Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

8.3    Waiver of Restrictions

Subject to Section 17.5 and the limitations set forth in Section 8.1, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock, Stock Unit or OP Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1    Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion, which terms and conditions shall be set forth in the instrument evidencing the Award. The Committee shall determine in its sole discretion the number of shares of Common Stock subject to Stock Appreciation Rights granted. A Stock Appreciation Right may be granted in tandem with an Option or other Award or alone (“freestanding”). The grant price of a tandem Stock Appreciation Right shall be equal to the exercise price of the related Option, and the grant price of a freestanding Stock Appreciation Right shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. A Stock Appreciation Right may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Stock Appreciation Right, the term of a freestanding Stock Appreciation Right shall be as established for that Stock Appreciation Right by the Committee but not to exceed ten years or, if not so established, shall be ten years, and in the case of a tandem Stock Appreciation Right, (a) the term shall not exceed the term of the related Option and (b) the tandem Stock Appreciation Right may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem Stock Appreciation Right may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2    Payment of Stock Appreciation Rights Amount

Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of a share of the Common Stock for the date of exercise over the grant price of the Stock Appreciation Right by (b) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of a Stock Appreciation Right may be in cash, in shares of Common Stock, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3    No Repricing

Other than in connection with a change in the Company’s capitalization (as described in Section 14), a Stock Appreciation Right may not be repriced without stockholder approval (including canceling previously awarded Stock Appreciation Rights and regranting them with a lower grant price or taking any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares of Common Stock are traded).

SECTION 10. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and subject to such terms and conditions as it deems appropriate, the Committee may grant other incentives payable in cash or subject to the limitations set forth in Section 8.1, in shares of Common Stock or OP Units under the Plan as it determines.

SECTION 11. ADMINISTRATION

The Plan shall be administered by the Committee. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or Committee may authorize one or more senior executive officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board; provided however, that no such officer shall have or obtain authority to grant Awards to himself or herself. All references in the Plan to the “Committee” shall be, as applicable, to the Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.

Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, to the extent permitted by applicable law, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee comprised of members of the Board, to (a) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of notices or agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (h) interpret and administer the Plan and any instrument evidencing an Award or agreement entered into under the Plan; (i) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; and (j) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

A majority of the members of the Committee may determine its actions. To the extent consistent with applicable law, the Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and power under the Plan to one or more directors or officers of the Company. All determinations, decisions, interpretations and other actions by the Committee shall be final, conclusive and binding on all persons.

SECTION 12. WITHHOLDING

The Employer may require the Participant to pay to the Employer the amount of (a) any taxes that the Employer is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) subject to the limitations of Section 17.5, any amounts due from the Participant to the Employer (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Employer, (b) having the Employer withhold an amount from any cash amounts otherwise due or to become due from the Employer to the Participant, (c) having the Employer withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.

SECTION 13. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 14. ADJUSTMENTS

14.1    Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure or similar changes in the Operating Partnership results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock or OP Units, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

14.2    Effect of Change of Control

In the event of any Change of Control, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the consummation of the Change of Control, become 100% vested.

Without limitation on the foregoing, the Committee may, but shall not be obligated to, make provision in connection with a Change of Control for a cash payment to holders of Awards in consideration for the cancellation of such Awards which may equal the excess, if any, of the value of the consideration to be paid in the transaction to holders of the same number of shares of Common Stock subject to such Awards (or if no consideration is paid in any such transaction, the fair market value of shares of Common Stock subject to such Awards) over the aggregate Option exercise price, if any, of such Awards.

14.3    Further Adjustment of Awards

Subject to Sections 14.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

14.4    No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.5    Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 15. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan to the extent requested by the underwriters. Such limitations shall be in effect for such period of time as may be requested by such underwriters.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 15, to the same extent the purchased shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 15, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

SECTION 16. AMENDMENT AND TERMINATION

16.1    Amendment, Suspension or Termination

The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Notwithstanding the preceding sentence, the Board or Committee will not, without stockholder approval, amend the Plan to:

(a) increase the total number of Shares or OP Units that may be awarded under the Plan;

(b) reduce the exercise price of, or reprice, outstanding Options or Stock Appreciation Rights as set forth in Section 6.7 or Section 9.3;

(c) extend the duration of the Plan; or

(d) otherwise amend the Plan in any manner requiring stockholder approval by law or under the New York Stock Exchange listing requirements.

16.2    Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

16.3    Consent of Participant

Subject to this Section 16.3 and Section 17.5, and the limitations within Section 8.1, the Committee may amend the terms of any outstanding Award, prospectively or retroactively. The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Notwithstanding the foregoing, any adjustments made pursuant to Sections 14.1 or 14.2 shall not be subject to these restrictions.

SECTION 17. GENERAL

17.1    No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Employer or limit in any way the right of the Employer to terminate a Participant’s employment or other relationship at any time, with or without cause.

17.2    Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3    Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board or an officer of the Company to whom authority was delegated in accordance with Section 11 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify such person or hold such person harmless.

17.4    No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

17.5    Legal Requirements

The granting of Awards and the issuance of shares of Common Stock or OP Units under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder. Any payment or distribution that is to be made under the Plan (or pursuant to an Award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that neither the Company nor the Committee makes any representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

17.6    Participants in Other Countries

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgement of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a tax advantageous manner in other countries or jurisdictions in which the Company or any Related Company may operate or have employees, to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, to meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner and comply with applicable foreign laws or regulations and to meet the objectives of the Plan.

17.7    Effect on Other Employee Benefit Plans

The value of Awards granted under the Plan shall not be included as compensation, earnings, salaries or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by or contributed to by the Employer except as such plan otherwise expressly provides.

17.8    No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock or OP Units, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.9    Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

17.10    Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.11    Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Illinois without giving effect to principles of conflicts of law.

SECTION 18. EFFECTIVE DATE

The effective date of the Plan is June 21, 2004.

APPENDIX I

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Restricted Stock, Stock Unit, OP Unit, Stock Appreciation Right, or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Award Agreement” means an instrument evidencing an Award as set forth in Section 5.2.

“Beneficial Ownership” means beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

“Board” means the Company’s board of directors.

“Cause” shall have the meaning defined in the Award Agreement or otherwise shall have the meaning assigned to such term in the Participant’s written employment, services or other arrangements with the Employer or in the absence of a definition in the Award Agreement or any such written employment arrangement shall mean dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief executive officer or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

“Committee” means the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of, two or more members of the Board.

“Common Stock” means the common stock of the Company, or, in the event that the outstanding shares of Common Stock are after the date this Plan is approved by the stockholders of the Company, recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” means Strategic Hotels & Resorts, Inc.

“Change of Control” shall have the meaning defined in the Award Agreement and if not defined in the Award Agreement shall mean the occurrence of any of the following:

(a)	Any “Person” (having the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” within the meaning of Section 13(d)(3)) has or acquires Beneficial Ownership of twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (“Voting Securities”); provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are held or acquired by the following: (i) the Company or any of its Related Companies or (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its Related Companies (the persons or entities described in (i) and (ii) shall collectively be referred to as the “Excluded Group”), shall not constitute a Change in Control.

(b)	The individuals who are members of the Incumbent Board cease for any reason to constitute more than fifty percent (50%) of the Board.

(c)	Immediately prior to a consummation of a merger, consolidation or reorganization or similar event involving the Company, whether in a single transaction or in a series of transactions (“Business Combination”), unless, following such Business Combination:

(i)	the Persons with Beneficial Ownership of the Company, immediately before such Business Combination, have Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation (or in the election of a comparable governing body of any other type of entity) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Surviving Company”) in substantially the same proportions as their Beneficial Ownership of the Voting Securities immediately before such Business Combination;

(ii)	the individuals who were members of the Incumbent Board immediately prior to the execution of the initial agreement providing for such Business Combination constitute more than fifty percent (50%) of the members of the board of directors (or comparable governing body of a noncorporate entity) of the Surviving Company; and

(iii)	no Person (other than a member of the Excluded Group or any Person who immediately prior to such Business Combination had Beneficial Ownership of twenty-five percent (25%) or more of the then Voting Securities) has Beneficial Ownership of twenty-five percent (25%) or more of the then combined voting power of the Surviving Company’s then outstanding voting securities.

(d)	Immediately prior to the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person (other than the Company, any Related Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company) unless, immediately following such disposition, the conditions set forth in paragraph (c)(i), (ii) and (iii) above will be satisfied with respect to the entity which acquires such assets.

(e)	Immediately prior to the occurrence of a liquidation or dissolution of the Company.

“Disability” shall have the meaning defined in the Award Agreement or determined by the Committee and if not so defined or determined shall mean disability as defined in the Company’s long-term disability plan.

“Effective Date” has the meaning set forth in Section 18.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 3.

“Employer” means individually or collectively the Company or its Related Companies.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the per share fair market value of the Common Stock as determined by the Committee.

“Good Reason” shall have the meaning defined in the Award Agreement or otherwise shall have the meaning assigned to such term in the Participant’s written employment, services or other arrangements with the Employer or in the absence of a definition in the Award Agreement or any such written employment arrangement shall mean (a) a substantial diminution in the Participant’s position, authority, duties or responsibilities, (b) a reduction of the Participant’s base salary or (c) any relocation of Participant’s principal office more than fifty (50) miles from its location on the date of the Award.

“Grant Date” means the later of (a) the date on which the Committee takes corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to the Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incumbent Board” means the individuals who, as of the beginning of the period commencing two years prior to the determination date, constitute the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of such two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board.

“Non-employee Director” means a member of the Board who is not an employee of an Employer.

“Operating Partnership” means Strategic Hotel Funding, L.L.C., the Company’s operating partnership.

“Option” means a right to purchase Common Stock granted under Section 6.

“Option Expiration Date” has the meaning set forth in Section 6.6.

“Option Term” means the maximum term of an Option as set forth in Section 6.3.

“OP Unit” means an Award of a unit of partnership interest in the Operating Partnership, granted under Section 8.

“Participant” means any Eligible Person to whom an Award is granted.

“Person” means any individual, entity or group within the meaning of Section 13(d)(3) of the Exchange Act.

“Plan” means the Strategic Hotels & Resorts, Inc. Amended and Restated 2004 Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 8, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” means a right granted under Section 9.1.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 8.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Termination of Service” means a termination of employment or service relationship with the Employer for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief executive officer or, in the case of directors and executive officers, the Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

“Voting Securities” means the Company’s voting securities entitled to vote generally in the election of directors.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

Move Here for Address Change or Comments

PLEASE SEE REVERSE SIDE

The Board of Directors of the Corporation recommends a vote “FOR” the Election of Directors and “FOR” Proposal 2 and “FOR” Proposal 3.

1. ELECTION OF DIRECTORS — FOR ALL WITHHOLD ALL FOR ALL

EXCEPT

Nominees:

01 Robert P. Bowen

02 Michael W. Brennan

03 Edward C. Coppola

04 Kenneth Fisher

05 Laurence S. Seller

06 James A. Jeffs

07 Sir David M.C. Michels

08 William A. Prezant

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write the nominee’s number on the line below.

FOR AGAINST ABSTAIN

2. AMENDMENT TO 2004 INCENTIVE PLAN. Approval of the Amended and Restated 2004 Incentive Plan.

FOR AGAINST ABSTAIN

3. AUDITORS. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2008.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES FOR DIRECTORS, FOR THE AMENDMENT TO THE 2004 INCENTIVE PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

Dated:    , 2008

(Signature)

(Signature if held jointly)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership or LLC, please sign in firm name by authorized partner or member.

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time, May 21, 2008 the day prior to the 2008 Annual Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

FOLD AND DETACH HERE

Internet

http://www.proxyvoting.com/bee

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2008 - THIS PROXY CARD WITH RESPECT TO OUR 2008 ANNUAL MEETING AND THE ACCOMPANYING PROXY STATEMENT AND NOTICE OF ANNUAL MEETING, AS WELL AS OUR ANNUAL REPORT TO STOCKHOLDERS FOR 2007, ARE AVAILABLE AT http://ww3.ics.adp.com/streetlink/BEE

PROXY

STRATEGIC HOTELS & RESORTS, INC.

REVOCABLE PROXY OF HOLDERS OF COMMON STOCK

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF STRATEGIC HOTELS & RESORTS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2008 AND AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

The undersigned, as the holder of common stock, par value $0.01 per share (the “Common Stock”), of Strategic Hotels & Resorts, Inc., a Maryland corporation (the “Corporation”), hereby appoints Laurence S. Geller and James E. Mead, and each of them, with full powers of substitution, as proxies to vote all shares of Common Stock which the undersigned is entitled to vote through the execution of a proxy with respect to the 2008 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Fairmont Chicago Hotel, 200 North Columbus Drive, Chicago, IL 60601, on Thursday May 22, 2008, at 10:00 a.m., Central Time, or any postponement or adjournment thereof, and authorizes and instructs said proxies to vote in the manner directed below and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the meeting.

In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting, or any adjournment or postponement thereof, or upon matters incident to the conduct of the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Corporation written direction to revoke it, by authorizing a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or a subsequent proxy should be sent to: Strategic Hotels & Resorts, Inc., 200 West Madison Street, Suite 1700, Chicago, Illinois 60606, Attention: Secretary, or hand-delivered to Strategic Hotels & Resorts, Inc. c/o LaSalle Bank, N.A., 135 South LaSalle Street, Suite 1946, Chicago Illinois 60603, Attention: Arlene Kaminski; so as to be delivered on or before the taking of the vote at the Annual Meeting.

Returned proxy cards or proxies authorized by phone or internet will be voted (1) as specified on the matters listed above; (2) in accordance with the Board of Directors’ recommendations where no specification is made; and (3) in accordance with the discretion of the proxies on any other matters that may properly come before the meeting.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished herewith.

(Continued and to be signed on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR AUTHORIZE YOUR PROXY VIA THE INTERNET OR PHONE. YOU MAKE REVOKE THIS PROXY IN THE MANNER DESCRIBED ABOVE AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS DESCRIBED HEREIN.